Dear Investor:

It has been more than two years now since the March 2000 initial bursting of the stock market bubble. But the fallout continues.

The current form of this fallout is the uncovering of the many ways companies had misled their regulators, investors and employees as to their operating results and financial status. Much of this reflected company managements' desires to extend their pre-recession operating trends, something that eventually proved to be impossible in the face of the waning economy and flagging stock prices. Enron was the most visible and (hopefully) most egregious example, but the list of offending companies is long and still growing. And, in the first six months of the Ultra Series Fund's current fiscal year, it affected most investors to some extent.

The Ultra Series Fund most negatively affected was Capital Appreciation, our more aggressive core stock fund. This is a fund that had previously enjoyed extremely consistent and significant out-performance versus its representative market and peers. Although neither it nor any of the other Ultra Series Funds had any exposure to Enron, making this fund family (and its investors) uniquely fortunate, it was exposed to many other companies which suffered to varying degrees from accounting-related concerns. Stocks in the healthcare, biotech, technology, utility, cable and other areas suffered sudden declines of 30%, 50%, or more in the month of January alone as the Enron debacle unfolded. Investors rushed to exit the stocks of any company whose management came forward with admissions of aggressive accounting practices. In most such cases, we and most other investors were well aware of the companies' inclinations for limited disclosure or window-dressing, and we discounted their reported results accordingly. We were not anticipating, however, the additional disclosures - in some cases including fraud - that the threat of increased scrutiny elicited from many of them, nor did we expect the sell-at-any-price reaction of many of our fellow investors in this environment.

The result for the Capital Appreciation Stock Fund was a negative return of -23.70% for the six months ended June 30, 2002. Besides being a significant absolute decline, it is very uncharacteristic of this fund's history in a period when market and peer fund returns were generally much less negative. The fund's long-term record of out-performance is still well intact, however, with an annualized return for the last five years, for instance, of +4.65%, solidly in excess of its market, the S&P 1500 SuperComposite Index (+4.16%), and its Morningstar Large Cap Blend peer average (+2.63%) returns.

As you will see in the Management's Discussion for each fund later in this report, the other core stock funds, Growth and Income Stock (-10.52%) and Mid-Cap Stock (-3.23%), performed more in line with their representative markets and peers during this six-month period. This was also the case with the Balanced Fund (-7.11%). The best return during this turbulent period, on both an absolute basis and relative to its representative market and peers, was provided by the Bond Fund (+3.43). This return was a good reminder of the valuable diversifying effects this fund can provide, and the important role it can play in long-term investment portfolios.

Looking ahead, we are concerned about both of the two primary influences on investment values. First is the fundamental earnings performance of the issuers of securities. Although economic measures continue to show improvement, challenges for our economy remain. Also, more company earnings reports have included some favorable surprises recently, but we are concerned about the impact in the next few months of tightened accounting practices.

The second factor in the basic securities valuation formula is the perspective of those individuals who effectively set securities prices by their actions - investors. The adjustment from the inflated expectations of a couple of years ago, to reasonable expectations going forward, may well include an extended period of unreasonably harsh expectations in the interim. This transition may be accelerated by the current deterioration of confidence in much of corporate America, and may be further punctuated by the continuing geopolitical challenges we will face in the months ahead. In addition, foreign investors in our markets may have to face the continuing negative impact on their returns of the recently declining U.S. dollar.

Our funds management teams, however, are working diligently to position each fund for success in the years ahead, knowing that the long-term investment game is never won by spectators. Although we expect the recently very difficult markets to continue at least awhile, we remain confident of the ability of the U.S. and world economies to support favorable returns from carefully managed portfolios of reasonably valued securities in the years ahead. We appreciate your confidence in the Ultra Series Funds, and remain committed to your long-term investment success.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

             Management's Discussion of First Half 2002 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities.

Management's Discussion: The federal funds rate remained at 1.75%, a forty-year low, throughout the six-month period ended June 30, 2002. U.S. economic conditions improved rapidly in the first quarter of 2002. This improvement continued in the second quarter, although at a much slower pace. The Fed has suggested that its monetary policy will remain accommodative until the current economic expansion is well established.

As murky economic data in January and February caused renewed uncertainty about the pace of economic recovery, stocks moved sideways and bonds rose. March and April brought much stronger economic data. Investors began to wonder if the Fed would begin raising short-term interest rates as soon as its June meeting, and bid bond prices down. Rising energy prices and renewed economic growth also spurred inflation fears among bond investors, resulting in cautious trading. As spring turned towards summer, volatility increased sharply along with concerns about corporate governance and credit quality, and high-quality bonds rallied strongly in May and June as investors rotated out of the steadily declining stock market.

The Lehman Brothers Intermediate Government/Credit Bond Index rose +3.33% in the six months ending June 30, 2002. The Bond Fund slightly out-performed this representative market, returning +3.43% during the same period, which significantly exceeded the return on similar funds as represented by the Lipper Intermediate Investment Grade Bond Fund Index's +2.50% return. The fund benefited from an overweight of "spread product," particularly high-quality corporate bonds and mortgage-backed securities. Careful issuer selection helped as well, as the fund management team focused investments in the higher-quality names in problematic sectors; Verizon and Bell South in telecom, and Cox and Comcast in cable, for instance.

The Bond Fund continues to hold a diversified, high-quality bond portfolio that is designed to weather varying economic conditions. Attractively-valued positions in Ford, CIT, MBNA, and Countrywide Credit have recently been added, and the portfolio is gradually being adjusted to take advantage of potential opportunities at both ends of the yield curve. Issuer selection remains a focus, as management carefully screens issuing companies for credit-worthiness, accounting conservatism, and business practices. Management believes that a "defensive" strategy is appropriate in the present transitional economy, and is not aggressively pursuing the higher-yielding issues. The fund's significant holdings in "spread product," especially corporate bonds, are expected to benefit from improvement in the U.S. economy, while the fund's U.S. Treasury and Agency holdings provide a buffer if economic growth should disappoint.

MEMBERS Capital Advisors' Bond Portfolio Management Team - Advisor

             Management's Discussion of First Half 2002 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital appreciation by investing in the same types of equity securities in which the Growth and Income Stock and Capital Appreciation Stock Funds invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

As this year began, stocks had already risen sharply off their September 21 lows. Despite a generally positive economic backdrop, stocks fell in the ensuing six months. Concerns about accounting, disclosure, and the quality of corporate earnings contributed to investor pessimism and falling stock prices in January and much of February. March brought strong economic news and rising stock prices, but the rally lost momentum after cautious comments from the Federal Reserve Board reduced investors' hopes that a quick, forceful recovery was on its way. The spreading crisis in investor confidence in corporate ethics and financial reporting led to sharp declines in May and June. Value stocks out-performed growth stocks during the period as easily comprehensible businesses, conservative accounting practices, and consistent operating results grew more attractive to investors. Meanwhile, bonds rose most at intermediate durations as investors rotated money away from stocks and into safer assets. Money-market instruments yielded historically low returns as the Federal Reserve held short-term interest rates down in order to stimulate the economy.

During the six months ended June 30, 2002, the Balanced Fund returned -7.11%, under-performing a representative Synthetic Index [composed of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%), and the 90-day U.S. Treasury Bill Yield (15%)], which returned -4.61%. Performance was hurt by stock selection in the information technology and health care sectors, as holdings such as IBM, Applied Biosystems, and Bristol-Myers Squibb significantly under-performed. The fund's return was helped by stock selection in the consumer discretionary, financial and industrial sectors, as holdings such as Tiffany & Co., Allstate, and Textron were strong performers.

The Balanced Fund's broadly diversified mix of stock, bond, and money market investments is designed as an "all-weather" portfolio to provide attractive returns when market and economic conditions are favorable and to defend on the downside when they are less favorable. Since its inception, the fund has done exactly that, returning +9.90% compounded annually over these more than 17 years.

MEMBERS Capital Advisors' Stock and Bond Portfolio Management Teams - Advisor

             Management's Discussion of First Half 2002 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of larger companies with established financial and market strengths and long-term records of financial performance.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

For the most part, large-cap stocks had already discounted a moderate-to-strong economic recovery as the year began, having soared off their September 21 lows. Despite a generally positive economic backdrop, the S&P 500 Index returned -13.16% to June 30, 2002. Concerns about accounting, financial reporting, and the quality of corporate earnings contributed to investor pessimism and falling stock prices. Unrest in the Middle East and concerns about terrorism also made equity investors cautious. March brought strong economic news and a rally in large-cap stocks, but the rally lost momentum after cautious comments by the Fed reduced investors' hopes that a quick, forceful recovery was on its way. Value stocks out-performed growth stocks during the period as easily comprehensible businesses, conservative accounting practices, and consistent operating results grew more attractive to investors. Investors' confidence in corporate ethics and financial reporting deteriorated in May and June, leading to a sharp decline in stock prices across the board.

In this difficult environment, the Growth and Income Stock Fund returned -10.52% in the six months ending June 30, 2002, solidly outpacing the -13.16% decline suffered by its representative market, the S&P 500 Index. The fund's conservative investment strategy helped it in the broadly declining market. The fund's stake in the industrials sector performed relatively well; stock selection added value as defense-oriented conglomerates United Technologies, Textron, and Honeywell all rose as it became clear that defense budgets would grow larger in coming years. A slight overweight in financial stocks versus the S&P 500 Index and consistently good stock selection in the sector also helped relative returns. Stock selection in the technology and health care sectors hurt relative performance, as holdings IBM and Bristol-Myers Squibb in particular under-performed.

The Growth and Income Stock Fund's diversified holdings and attention to valuation helped it perform well on a relative basis during the reporting period, and should serve the fund well in the future. A resurgence in corporate capital spending as 2002 progresses would favor the fund's information technology, telecommunications, and materials holdings, while the fund's more conservative positions should help the fund if this resurgence is slow to develop.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

             Management's Discussion of First Half 2002 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of companies of various sizes.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

As 2002 began, stocks had already rallied strongly off their September 21 lows. Gains in the following months were limited, despite the generally positive economic outlook. Concerns about the quality of corporate earnings and financial reporting punished stocks in January as accounting scandals from the likes of Enron, Global Crossing, and Qwest dominated the news. Stocks rose again on increasingly favorable economic reports in late February and early March, but declined sharply in May and June as WorldCom's announcement that it had committed the largest accounting fraud in U.S. history amplified the crisis in investor confidence in corporate ethics and financial reporting. Small stocks out-performed large stocks, and value out-performed growth. Smaller, slower-growing firms became attractive because of their lower exposure to the corporate capital spending cycle, comprehensible business models, and more conservative accounting and reporting practices. Investors appeared less willing to wait for industries like biotechnology and telecommunications to realize their potential.

In this risk-sensitive environment, the Capital Appreciation Stock Fund significantly under-performed its benchmarks. The fund returned -23.70% in the six months ending June 30, 2002, while the representative S&P 1500 SuperComposite Index returned -12.01% and peer funds as represented by the Lipper Multi-Cap Core Fund Index returned -12.55%. The fund's under-performance resulted in part from its exposure to more volatile sectors such as biotechnology, where Genzyme General and Applied Biosystems reported disappointing earnings. Stock selection in the telecommunications and utilities sectors also hurt relative performance, as did the emergence of accounting issues with several stocks in the portfolio. Performance was helped by good stock selection and a slight overweight in the energy sector, which rebounded as energy prices rose in the first quarter of 2002. Drilling equipment and services providers Weatherford International and Grant Prideco both rose sharply as investors anticipated an increase in exploration and drilling.

Periods of short-term, sometimes negative volatility are to be expected in the course of pursuing superior long-term investment returns. Even after six months of very uncharacteristic under-performance, the Capital Appreciation Stock Fund's long-term record remains solid. At the end of the reporting period, the fund had out-performed the S&P 1500 SuperComposite Index over the trailing five years, returning an annualized +4.65% to the Index's +4.16%. With its diversified mix of reasonably priced growth stocks, the fund should be well positioned to benefit from improving economic conditions and the long-term growth of our nation's economy.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

             Management's Discussion of First Half 2002 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

Small and mid-sized value stocks didn't receive much attention from investors in the late 1990s when enthusiasm for technology shares prevailed. By mid-2000, the valuations of mid-cap and small-cap value stocks looked attractive in the wake of the collapsing tech-stock bubble, resulting in a good deal of investor interest. As signs of a recovery in the beleaguered manufacturing sector began to emerge in early 2002, this interest intensified. Industrials and basic materials shares are more heavily represented in the mid- and small-cap value indexes, and these indexes out-performed both large-cap growth and value indexes during the reporting period. Investors also may have been influenced by the past tendency of smaller stocks to lead the U.S. stock market as economic contraction turned to expansion, as happened in the late 1970s, early 1980s, and to a lesser extent in the early 1990s. Much of the promising gains early in the year, however, were erased as stocks across the board fell in May and June primarily due to the crisis in investor confidence in corporate ethics and financial reporting.

For the six months ended June 30, 2002, the Mid-Cap Stock Fund returned -3.23%, in line with the -3.21% return of its representative market, the S&P MidCap 400 Index. Performance was hurt by difficulties experienced by several of the fund's holdings in the cable television and business equipment industries. Performance was helped by good stock selection in the industrials and information technology sectors, as holdings such as Airborne Inc., Avery Dennison, Tractor Supply Co., and Varian Semiconductor posted superior returns. Good performance from holdings in the insurance industry, including AMBAC Financial Group and Principal Financial, also helped.

The Mid-Cap Stock Fund's portfolio remains well diversified with holdings in many companies in many industries across the spectrum of mid-cap and small-cap stocks. Valuations for many smaller stocks still look reasonable, and the portfolio should respond well if the economic environment continues to improve. Investors' ongoing shift in equity assets from larger to smaller stocks, should it continue, may also help the fund's performance. The fund's value-based discipline has served it well through difficult times for the U.S. economy and equity markets, and has also demonstrated the benefits of owning smaller as well as larger stocks in one's portfolio. In the trailing three years, the Mid-Cap Stock Fund has returned an annualized +13.10%, significantly out-pacing both its representative market, the S&P MidCap 400 Index, which returned +6.66%, and larger U.S. stocks, as represented by the S&P 500 Index, which returned -9.18% for these particular three years.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Wellington Management, LLP - Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net        Coupon           Maturity            Par             Value
                                                         Assets         Rate              Date            Amount          (Note 2)
                                                         ------         ----              ----            ------          --------

BANKERS ACCEPTANCE NOTE (A)                                0.5%
   Bank America NA                                                      1.740%         07/29/02         $1,000,000        $998,647
                                                                                                                       -----------
TOTAL BANKERS ACCEPTANCE NOTE
(COST: $998,647)                                                                                                           998,647
                                                                                                                       -----------

CORPORATE NOTES AND BONDS                                 30.0%
   American Express Credit Corp. (G)                                    1.820          03/07/03          2,000,000       1,999,858
   American General Finance Corp. (G)                                   2.230          06/11/03          9,400,000       9,430,500
   Beneficial Corp.                                                     6.575          12/16/02          7,000,000       7,130,428
   Caterpillar Financial Services Corp. (G)                             2.100          05/05/03          5,000,000       5,007,645
   E.I. du Pont de Nemours and Co.                                      6.000          03/06/03            750,000         767,388
   General Electric Capital Corp.                                       6.650          09/03/02          1,400,000       1,411,147
   Heller Financial, Inc.                                               6.400          01/15/03          6,000,000       6,120,290
   Household Finance Corp.                                              6.875          03/01/03          1,500,000       1,536,765
   Merrill Lynch & Co., Inc. (G)                                        2.010          08/01/02          4,000,000       4,000,684
   Merrill Lynch & Co., Inc.                                            6.640          09/19/02          1,000,000       1,009,617
   Merrill Lynch & Co., Inc.                                            5.640          01/27/03          1,500,000       1,527,736
   Merrill Lynch & Co., Inc.                                            7.180          02/11/03          1,950,000       2,004,639
   Morgan Stanley Dean Witter & Co.                                     7.125          01/15/03          1,450,000       1,487,475
   Morgan Stanley Dean Witter & Co.                                     6.875          03/01/03          1,320,000       1,358,700
   Wal-Mart Stores, Inc.                                                4.625          04/15/03          9,000,000       9,162,498
   Wells Fargo Bank NA (G)                                              1.785          02/14/03          4,000,000       4,000,124
                                                                                                                       -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $57,955,494)                                                                                                     57,955,494
                                                                                                                       -----------

COMMERCIAL PAPER (A)                                        37.9%
   American Express Credit Corp.                                        1.740          08/01/02          7,500,000       7,488,763
   BellSouth Corp.                                                      1.760          07/02/02          8,262,000       8,261,596
   Coca Cola Co.                                                        1.760          07/08/02            705,000         704,759
   Coca-Cola Co.                                                        1.730          07/08/02          8,000,000       7,997,309
   CXC, Inc.                                                            1.800          07/16/02          9,000,000       8,993,250
   FCAR Owner Trust Series I                                            1.770          07/15/02          8,000,000       7,994,493
   Johnson & Johnson                                                    1.730          07/09/02          3,000,000       2,998,847
   Madison Gas & Electric Co.                                           1.830          07/10/02          3,000,000       2,998,627
   Madison Gas & Electric Co.                                           1.830          07/25/02          6,500,000       6,492,070
   McGraw-Hill Cos., Inc.                                               1.810          07/18/02          3,800,000       3,796,752
   Medtronic, Inc.                                                      1.740          07/01/02          7,500,000       7,500,000
   Nestle Capital Corp.                                                 1.870          07/03/02          8,000,000       7,999,169
                                                                                                                       -----------
TOTAL COMMERCIAL PAPER
(COST: $73,225,635)                                                                                                     73,225,635
                                                                                                                       -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A)                31.1%
   Federal Farm Credit Bank                                             1.730          10/01/02          9,000,000       9,000,000
   Federal Farm Credit Bank                                             1.930          12/02/02         10,000,000      10,000,000
   Federal Home Loan Bank                                               6.875          07/18/02          2,525,000       2,531,054
   Federal Home Loan Bank                                               6.000          08/15/02          3,000,000       3,009,777
   Federal Home Loan Bank                                               3.360          08/28/02          1,083,000       1,077,137
   Federal Home Loan Mortgage Corp.                                     6.625          08/15/02            960,000         965,459
   Federal Home Loan Mortgage Corp.                                     6.250          10/15/02          5,570,000       5,637,308
   Federal Home Loan Mortgage Corp.                                     2.250          02/14/03          5,000,000       5,000,000
   Federal Home Loan Mortgage Corp. (G)                                 1.848          07/08/03          4,000,000       3,996,520
   Student Loan Marketing Association (G)                               1.772          08/15/02          5,000,000       5,000,000
   Student Loan Marketing Association (G)                               1.752          09/19/02          9,000,000       9,000,000
   Student Loan Marketing Association (G)                               1.742          11/21/02          5,000,000       5,000,000
                                                                                                                       -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $60,217,255)                                                                                                     60,217,255
                                                                                                                       -----------

                                MONEY MARKET FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                           Shares          (Note 2)
                                                         ------                                           ------          --------
INVESTMENT COMPANY                                         4.9%
   SSgA Prime Money Market Fund                                                                          9,497,516      $9,497,516
                                                                                                                       -----------
TOTAL INVESTMENT COMPANY
(COST: $9,497,516)                                                                                                       9,497,516
                                                                                                                       -----------

TOTAL INVESTMENTS                                        104.4%                                                        201,894,547
(COST: $201,894,547)
NET OTHER ASSETS AND LIABILITIES                          (4.4)%                                                       (8,464,989)
                                                      ----------                                                       -----------
TOTAL NET ASSETS                                         100.0%                                                       $193,429,558
                                                      ==========                                                       ===========

(A) Rate noted represents annualized yield at time of purchase.

(G) Floating rate note.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                                  % Net    Coupon          Maturity          Par            Value
                                                                 Assets     Rate             Date          Amount         (Note 2)
                                                                 ------     ----             ----          ------         --------
ASSET BACKED:                                                     7.2%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5            8.050%        09/21/30       $5,600,000     $6,122,211
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1           7.535         07/01/32        5,500,000      5,557,250
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3           6.090         09/01/33        3,500,000      3,600,467
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1               8.970         11/15/27        5,300,000      5,486,763
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2                8.750         08/15/27        6,400,000      6,061,000
   Peco Energy Transition Trust, Series 1999-A, Class A7                    6.130         03/01/09        4,000,000      4,239,120
                                                                                                                       -----------
TOTAL ASSET BACKED
(COST: $30,405,569)                                                                                                     31,066,811
                                                                                                                       -----------

COMMERCIAL MORTGAGE BACKED:                                       3.7%
   Bear Stearns Commercial Mortgage Securities, Inc.,
    Series 2001-TOP2, Class A2                                              6.480         02/15/35        4,300,000      4,551,512
   Duke Weeks Industrial Trust, Series 2001-DW1, Class A2                   7.151         10/15/10        3,000,000      3,276,924
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3               6.920         03/15/32        4,000,000      4,313,134
   Morgan Stanley Capital I, Inc., Series 2000-LIF2, Class A2               7.200         10/15/33        3,600,000      3,960,268
                                                                                                                       -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $15,592,592)                                                                                                     16,101,838
                                                                                                                       -----------

PRIVATE LABEL MORTGAGE BACKED:                                    5.8%
   Banc of America Funding Corp., Series 2002-1, Class A2                   7.000         06/20/32        8,701,103      9,090,614
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10             6.750         06/25/32        6,100,000      6,250,243
   Residential Asset Securitization Trust, Series 2002-A1, Class A2         5.350         09/25/26        4,000,000      4,096,529
   Washington Mutual, Series 2002-AR4, Class A5                             5.598         04/25/32        5,500,000      5,577,259
                                                                                                                       -----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $24,657,194)                                                                                                     25,014,645
                                                                                                                       -----------

CORPORATE NOTES AND BONDS:                                       32.9%

CAPITAL GOODS                                                     1.2%
   Giddings & Lewis, Inc.                                                   7.500         10/01/05        2,500,000      2,645,103
   United Technologies Corp.                                                6.625         11/15/04        2,500,000      2,667,477
                                                                                                                       -----------
                                                                                                                         5,312,580
                                                                                                                       -----------

CHEMICALS                                                         0.6%
   Dow Chemical Co.                                                         7.375         11/01/29        2,400,000      2,532,876
                                                                                                                       -----------

CONSUMER DISCRETIONARY                                            0.6%
   AARP (C)                                                                 7.500         05/01/31        2,500,000      2,660,115
                                                                                                                       -----------

CONSUMER STAPLES                                                  1.4%
   Anheuser-Busch Cos., Inc.                                                6.500         05/01/42        2,000,000      1,999,774
   Delhaize America, Inc.                                                   7.375         04/15/06        2,000,000      2,079,522
   Safeway, Inc.                                                            6.850         09/15/04        2,000,000      2,127,932
                                                                                                                       -----------
                                                                                                                         6,207,228
                                                                                                                       -----------

ENERGY                                                           10.9%
   Allegheny Energy, Inc.                                                   7.750         08/01/05        2,500,000      2,703,073
   Anadarko Petroleum Corp.                                                 5.375         03/01/07        2,000,000      2,027,358
   Burlington Resources Finance Co.                                         5.700         03/01/07        2,000,000      2,052,390
   Coastal Corp.                                                            7.500         08/15/06        2,250,000      2,290,664
   Conoco, Inc.                                                             5.900         04/15/04        3,000,000      3,124,443
   DTE Energy Co.                                                           6.450         06/01/06        2,000,000      2,083,748
   Energy East Corp.                                                        8.050         11/15/10        2,000,000      2,206,902
   ENSERCH Corp.                                                            6.375         02/01/04        2,000,000      2,078,262
   FirstEnergy Corp., Series A                                              5.500         11/15/06        2,000,000      1,957,428
   Kinder Morgan, Inc.                                                      6.650         03/01/05        2,500,000      2,622,675
   Niagara Mohawk Power Corp., Series F                                     7.625         10/01/05        2,532,928      2,753,680
   Occidental Petroleum Corp.                                               5.875         01/15/07        2,500,000      2,589,930
   Phillips Petroleum Co.                                                   8.500         05/25/05        2,500,000      2,794,277
   Progress Energy, Inc.                                                    7.750         03/01/31        2,400,000      2,574,149
   Sunoco, Inc.                                                             7.125         03/15/04        2,000,000      2,101,576
   Texaco Capital, Inc.                                                     5.700         12/01/08        3,000,000      3,079,821

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                  % Net    Coupon          Maturity          Par            Value
                                                                 Assets     Rate             Date          Amount         (Note 2)
                                                                 ------     ----             ----          ------         --------
ENERGY (Continued)
   Virginia Electric & Power Co., Series A                                  5.750%        03/31/06       $3,400,000     $3,490,926
   Williams Cos., Inc., Series A                                            6.750         01/15/06        2,000,000      1,623,882
   Wisconsin Electric Power Co.                                             6.500         06/01/28        3,000,000      2,922,855
   YPF S. A. (D)                                                            7.500         10/26/02           27,183         26,367
                                                                                                                       -----------
                                                                                                                        47,104,406
                                                                                                                       -----------

FINANCE                                                           7.4%
   American General Finance Corp.                                           5.750         03/15/07        2,500,000      2,586,993
   BankAmerica Corp.                                                        6.625         10/15/07        3,000,000      3,214,542
   Bear Stearns Cos., Inc.                                                  7.800         08/15/07        2,000,000      2,210,166
   CIT Group, Inc.                                                          5.570         12/08/03          500,000        478,380
   Countrywide Home Loans, Inc.                                             5.250         06/15/04        1,750,000      1,798,923
   Countrywide Home Loans, Inc.                                             6.840         10/22/04        1,000,000      1,061,969
   First America Bank Corp.                                                 7.750         07/15/04        2,500,000      2,698,212
   General Electric Global Insurance Corp.                                  7.000         02/15/26        3,750,000      3,794,595
   Household Finance Corp.                                                  6.500         11/15/08        3,400,000      3,410,849
   MBNA America Bank N.A.                                                   6.875         07/15/04        2,300,000      2,424,014
   Merrill Lynch & Co., Inc.                                                7.375         05/15/06        3,000,000      3,282,879
   U.S. Bank NA                                                             6.300         02/04/14        2,000,000      2,057,822
   Washington Mutual Finance                                                6.250         05/15/06        2,500,000      2,594,977
                                                                                                                       -----------
                                                                                                                        31,614,321
                                                                                                                       -----------

INDUSTRIALS                                                        3.7%
   Bombardier Capital, Inc. (C)                                             6.125         06/29/06        2,290,000      2,352,975
   Caterpillar Financial Services Corp.                                     7.590         12/10/03        2,400,000      2,547,190
   Ford Motor Credit Co.                                                    7.600         08/01/05        2,400,000      2,519,753
   General Motors Acceptance Corp.                                          6.875         09/15/11        2,500,000      2,482,042
   International Paper Co.                                                  8.125         07/08/05        2,700,000      2,969,044
   Waste Management, Inc.                                                   7.000         10/01/04        2,900,000      3,007,900
                                                                                                                       -----------
                                                                                                                        15,878,904
                                                                                                                       -----------

MEDIA                                                             0.6%
   Comcast Cable Communications                                             8.375         05/01/07        2,500,000      2,560,490
                                                                                                                       -----------

REITS                                                             0.3%
   Avalonbay Communities, Inc.                                              6.580         02/15/04        1,000,000      1,041,665
                                                                                                                       -----------

TECHNOLOGY                                                        0.6%
   Lockheed Martin Corp.                                                    7.250         05/15/06        2,400,000      2,607,674
                                                                                                                       -----------

TELECOMMUNICATIONS                                                3.9%
   AOL Time Warner, Inc.                                                    6.125         04/15/06        3,000,000      2,915,961
   Bellsouth Capital Funding Corp.                                          7.875         02/15/30        3,000,000      3,358,440
   Cox Communications, Inc.                                                 6.875         06/15/05        2,500,000      2,483,747
   Sprint Capital Corp.                                                     7.125         01/30/06        1,500,000      1,200,287
   TCI Communications, Inc.                                                 8.650         09/15/04        2,500,000      2,583,945
   Telephone & Data Systems, Inc.                                           7.000         08/01/06        2,000,000      2,078,580
   Verizon Wireless, Inc. (C)                                               5.375         12/15/06        2,500,000      2,332,373
                                                                                                                       -----------
                                                                                                                        16,953,333
                                                                                                                       -----------

TRANSPORTATION                                                    1.7%
   Burlington Northern Santa Fe Corp.                                       6.375         12/15/05        2,400,000      2,536,207
   Norfolk Southern Corp.                                                   7.250         02/15/31        2,000,000      2,072,274
   Southwest Airlines Co.                                                   8.750         10/15/03        2,000,000      2,103,312
   Southwest Airlines Co.                                                   8.700         07/01/11           15,837         16,822
   Union Pacific Railroad                                                   6.540         07/01/15          363,531        367,534
                                                                                                                       -----------
                                                                                                                         7,096,149
                                                                                                                       -----------

TOTAL CORPORATE NOTES AND BONDS
   (COST: $139,490,450)                                                                                                141,569,741
                                                                                                                       -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                             % Net         Coupon          Maturity          Par            Value
                                                            Assets          Rate             Date          Amount         (Note 2)
                                                            ------          ----             ----          ------         --------
MORTGAGE BACKED:                                            24.8%

FEDERAL HOME LOAN MORTGAGE CORP.                             7.7%
   Series 1870 Class VC                                                     6.500%        07/15/09       $3,500,000     $3,638,416
   Series 2248 Class D                                                      7.500         08/15/21        1,240,614      1,248,094
   Series 1974 Class ZA                                                     7.000         07/15/27        7,047,019      7,640,529
   Pool # C01005                                                            8.000         06/01/30        2,367,922      2,512,872
   Series 2351 Class PX                                                     6.500         07/15/30        4,500,000      4,605,858
   Gold Pool C48129                                                         7.000         03/01/31        4,821,592      4,999,557
   Pool # C65648                                                            6.500         03/01/32        8,393,467      8,574,698
                                                                                                                       -----------
                                                                                                                        33,220,024
                                                                                                                       -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                       13.7%
   Pool # 631377                                                            6.500         03/01/32        2,293,412      2,341,497
   Pool # 383475                                                            6.100         04/01/11        4,676,184      4,876,874
   Pool # 582558                                                            6.000         05/01/16        2,529,362      2,583,734
   Pool # 585724                                                            6.000         05/01/16        2,430,464      2,482,710
   Pool # 253847                                                            6.000         05/01/21        6,012,590      6,057,615
   Series 1996-M6 Class G                                                   7.750         09/17/23           11,431         11,445
   Series 1998-63, Class PG                                                 6.000         03/25/27       11,000,000     11,263,407
   Pool # 519049                                                            8.000         09/01/29        1,962,234      2,087,276
   Pool # 607515                                                            7.000         11/01/31        4,268,226      4,425,213
   Series 2001-72 Class NC                                                  6.000         11/01/31       10,000,000     10,267,619
   Pool # 611619                                                            6.000         02/01/32        5,922,185      5,915,201
   Pool # 644591                                                            7.000         05/01/32        6,624,161      6,867,800
                                                                                                                       -----------
                                                                                                                        59,180,391
                                                                                                                       -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                     3.4%
   Pool # 002995                                                            8.000         10/20/15          641,088        680,282
   Pool # 2714                                                              6.500         02/20/29        3,798,463      3,875,609
   Pool # 2921                                                              7.500         05/20/30        3,873,403      4,076,774
   Pool # 003068                                                            6.500         04/20/31        5,681,966      5,784,566
                                                                                                                       -----------
                                                                                                                        14,417,231
                                                                                                                       -----------

TOTAL MORTGAGE BACKED
(COST: $103,911,635)                                                                                                   106,817,646
                                                                                                                       -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:                     22.1%

FEDERAL FARM CREDIT BANK                                     2.0%
                                                                            6.125         12/29/15        4,500,000      4,648,082
                                                                            5.875         10/03/16        4,000,000      3,993,324
                                                                                                                       -----------
                                                                                                                         8,641,406
                                                                                                                       -----------

FEDERAL HOME LOAN BANK                                       3.4%
                                                                            4.000         10/18/04        2,500,000      2,512,145
                                                                            5.000         10/18/05        8,000,000      8,075,776
                                                                            4.875         02/15/07        1,500,000      1,531,176
                                                                            5.750         05/15/12        2,400,000      2,464,814
                                                                                                                       -----------
                                                                                                                        14,583,911
                                                                                                                       -----------

FEDERAL HOME LOAN MORTGAGE CORP.                             3.0%
                                                                            4.125         02/04/05        3,250,000      3,285,415
                                                                            4.250         10/03/05        3,200,000      3,231,322
                                                                            4.700         12/06/05        1,500,000      1,526,658
                                                                            5.375         08/16/06        2,400,000      2,489,503
                                                                            5.750         04/29/09        2,500,000      2,557,703
                                                                                                                       -----------
                                                                                                                        13,090,601
                                                                                                                       -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                             % Net         Coupon          Maturity          Par            Value
                                                            Assets          Rate             Date          Amount         (Note 2)
                                                            ------          ----             ----          ------         --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                        3.5%
                                                                            4.625%        06/04/06       $3,000,000     $3,047,526
                                                                            6.400         05/14/09        7,650,000      8,036,600
                                                                            6.250         07/19/11        3,000,000      3,094,782
                                                                            6.200         06/13/17        1,000,000        992,486
                                                                                                                       -----------
                                                                                                                        15,171,394
                                                                                                                       -----------

U.S. TREASURY BONDS                                          4.8%
                                                                           11.125         08/15/03        5,000,000      5,496,345
                                                                            6.250         05/15/30       13,800,000     14,948,740
                                                                                                                       -----------
                                                                                                                        20,445,085
                                                                                                                       -----------

U.S. TREASURY NOTES                                          5.4%
                                                                            4.625         05/15/06       12,700,000     13,081,000
                                                                            3.500         11/15/06        2,300,000      2,259,032
                                                                            4.750         11/15/08        7,800,000      7,942,701
                                                                                                                       -----------
                                                                                                                        23,282,733
                                                                                                                       -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $93,786,299)                                                                                                     95,215,130
                                                                                                                       -----------

                                                                                                           Shares
INVESTMENT COMPANY:                                          0.4%
   SSgA Prime Money Market Fund                                                                           1,503,023      1,503,023

                                                                                                                       -----------

TOTAL INVESTMENT COMPANY
(COST: $1,503,023)                                                                                                       1,503,023
                                                                                                                       -----------

TOTAL INVESTMENTS                                           96.9%                                                      417,288,834
(COST: $409,346,692**)
NET OTHER ASSETS AND LIABILITIES                             3.1%                                                       13,296,337
                                                        ----------                                                     -----------
TOTAL NET ASSETS                                           100.0%                                                     $430,585,171
                                                        ==========                                                     ===========

**At June 30, 2002, the cost of securities for federal tax purposes was $409,346,662. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.................................. $9,293,084
     Gross unrealized depreciation.................................. (1,350,942)
                                                                     ----------
     Net unrealized appreciation.................................... $7,942,142
                                                                     ==========

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.01% of net assets.

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            48.8%

CONSUMER DISCRETIONARY                                     5.9%
   Carnival Corp.                                                                                       152,800         $4,231,032
   Cox Communications, Inc., Class A *                                                                  147,200          4,055,360
   McDonald's Corp.                                                                                     263,100          7,485,195
   Target Corp.                                                                                         308,400         11,750,040
   Tiffany & Co.                                                                                        140,300          4,938,560
   Wal-Mart Stores, Inc.                                                                                 53,200          2,926,532
   Walt Disney Co.                                                                                      153,600          2,903,040
                                                                                                                        ----------
                                                                                                                        38,289,759
                                                                                                                        ----------

CONSUMER STAPLES                                           3.8%
   CVS Corp.                                                                                            204,652          6,262,351
   General Mills, Inc.                                                                                  115,300          5,082,424
   Kimberly-Clark Corp.                                                                                 108,300          6,714,600
   Safeway, Inc. *                                                                                      105,800          3,088,302
   Sara Lee Corp.                                                                                       185,300          3,824,592
                                                                                                                        ----------
                                                                                                                        24,972,269
                                                                                                                        ----------

ENERGY                                                     4.2%
   BP PLC, ADR                                                                                           91,246          4,607,011
   ExxonMobil Corp.                                                                                     146,400          5,990,688
   Kerr-McGee Corp.                                                                                      57,700          3,089,835
   Marathon Oil Corp.                                                                                   153,100          4,152,072
   Schlumberger, Ltd.                                                                                    87,600          4,073,400
   Transocean Sedco Forex, Inc.                                                                          37,062          1,154,481
   Unocal Corp.                                                                                         119,000          4,395,860
                                                                                                                        ----------
                                                                                                                        27,463,347
                                                                                                                        ----------

FINANCIALS                                                11.2%
   ACE, Ltd.                                                                                            100,000          3,160,000
   Allstate Corp.                                                                                       210,014          7,766,318
   Bank of America Corp.                                                                                 94,698          6,662,951
   Bank One Corp.                                                                                       123,890          4,767,287
   Chubb Corp.                                                                                           51,000          3,610,800
   Citigroup, Inc.                                                                                      234,005          9,067,694
   Countrywide Credit Industries, Inc.                                                                  103,000          4,969,750
   FleetBoston Financial Corp.                                                                          118,400          3,830,240
   Household International, Inc.                                                                         69,000          3,429,300
   MBIA, Inc.                                                                                            97,800          5,528,634
   Morgan Stanley Dean Witter & Co.                                                                     119,000          5,126,520
   Prudential Financial, Inc. *                                                                         141,000          4,703,760
   SunTrust Banks, Inc.                                                                                  56,500          3,826,180
   Wells Fargo & Co.                                                                                    135,200          6,768,112
                                                                                                                        ----------
                                                                                                                        73,217,546
                                                                                                                        ----------

HEALTHCARE                                                 6.5%
   Applera Corp.- Applied Biosystems Group                                                              163,200          3,180,768
   Baxter International, Inc.                                                                            99,000          4,400,550
   Bristol-Myers Squibb Co.                                                                             178,200          4,579,740
   Genzyme Corp. *                                                                                       73,000          1,404,520
   GlaxoSmithKline PLC, ADR                                                                             111,850          4,825,209
   IMS Health, Inc.                                                                                     398,100          7,145,895
   MedImmune, Inc. *                                                                                     71,000          1,874,400
   Pharmacia Corp.                                                                                      202,428          7,580,929
   QLT, Inc. *                                                                                          141,300          1,886,355
   Wyeth                                                                                                104,400          5,345,280
                                                                                                                        ----------
                                                                                                                        42,223,646
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INDUSTRIALS                                                5.5%
   Burlington Northern Santa Fe Corp.                                                                   105,000         $3,150,000
   Delta Air Lines, Inc.                                                                                 65,000          1,300,000
   Dover Corp.                                                                                          130,000          4,550,000
   Emerson Electric Co.                                                                                  62,700          3,355,077
   FedEx Corp.                                                                                           59,000          3,150,600
   Honeywell International, Inc.                                                                        103,000          3,628,690
   Illinois Tool Works, Inc.                                                                             53,000          3,619,900
   Pall Corp.                                                                                           226,000          4,689,500
   Textron, Inc.                                                                                         95,000          4,455,500
   United Technologies Corp.                                                                             64,000          4,345,600
                                                                                                                        ----------
                                                                                                                        36,244,867
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                     7.3%
   3Com Corp. *                                                                                         124,200            546,480
   ADC Telecommunications, Inc. *                                                                       336,000            769,440
   Agilent Technologies, Inc. *                                                                          66,603          1,575,161
   Applied Materials, Inc. *                                                                            108,200          2,057,964
   Celestica, Inc. *                                                                                     94,500          2,146,095
   Computer Sciences Corp. *                                                                            119,600          5,716,880
   Conexant Systems, Inc.                                                                               180,000            291,600
   EMC Corp.                                                                                            134,400          1,014,720
   Gateway, Inc. *                                                                                      241,500          1,072,260
   Hewlett-Packard Co.                                                                                  140,400          2,145,312
   International Business Machines Corp.                                                                 87,700          6,314,400
   Keane, Inc. *                                                                                        289,700          3,592,280
   Koninklijke (Royal) Philips Electronics N.V., ADR                                                    176,148          4,861,685
   Micron Technology, Inc. *                                                                            133,600          2,701,392
   Motorola, Inc.                                                                                       292,200          4,213,524
   Palm, Inc. *                                                                                         224,514            395,145
   PeopleSoft, Inc. *                                                                                   196,000          2,916,480
   Skyworks Solutions, Inc. *                                                                            63,180            350,649
   Texas Instruments, Inc.                                                                              169,900          4,026,630
   VERITAS Software Corp. *                                                                              47,064            931,396
                                                                                                                        ----------
                                                                                                                        47,639,493
                                                                                                                        ----------

MATERIALS                                                  1.3%
   Dow Chemical Co.                                                                                     108,000          3,713,040
   Rohm and Haas Co.                                                                                    126,000          5,101,740
                                                                                                                        ----------
                                                                                                                         8,814,780
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 2.2%
   ALLTEL Corp.                                                                                          94,000          4,418,000
   AT&T Corp.                                                                                           205,998          2,204,178
   SBC Communications, Inc.                                                                              97,000          2,958,500
   Sprint Corp. (FON Group)                                                                             134,000          1,421,740
   Verizon Communications                                                                                91,012          3,654,132
                                                                                                                        ----------
                                                                                                                        14,656,550
                                                                                                                        ----------

UTILITIES                                                  0.9%
   Duke Energy Corp.                                                                                    153,000          4,758,300
   FPL Group, Inc.                                                                                       23,000          1,379,770
                                                                                                                        ----------
                                                                                                                         6,138,070
                                                                                                                        ----------

TOTAL COMMON STOCKS
(COST: $326,212,285)                                                                                                   319,660,327
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                  % Net   Coupon          Maturity            Par             Value
                                                                 Assets    Rate             Date            Amount          (Note 2)
                                                                 ------    ----             ----            ------          --------
ASSET BACKED:                                                     4.2%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5          8.050%         09/21/30         $5,150,000      $5,630,248
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1         7.535          07/01/32          5,000,000       5,052,045
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3         6.090          09/01/33          2,100,000       2,160,280
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1             8.970          11/15/27          4,100,000       4,244,477
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2              8.750          08/15/27          6,400,000       6,061,000
   Peco Energy Transition Trust, Series 1999-A, Class A7                  6.130          03/01/09          4,000,000       4,239,121
                                                                                                                          ----------
TOTAL ASSET BACKED
(COST: $26,791,765)                                                                                                       27,387,171
                                                                                                                          ----------

COMMERCIAL MORTGAGE BACKED:                                       2.7%
   Bear Stearns Commercial Mortgage Securities, Inc.,
       Series 2001-TOP2, Class A2                                         6.480          02/15/35          4,000,000       4,233,964
   Duke Weeks Industrial Trust, Series 2001-DW1, Class A2                 7.151          10/15/10          3,000,000       3,276,924
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3             6.920          03/15/32          3,635,000       3,919,560
   Morgan Stanley Capital I, Inc., Series 2000-LIF2, Class A2             7.200          10/15/33          6,000,000       6,600,448
                                                                                                                          ----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $17,453,486)                                                                                                       18,030,896
                                                                                                                          ----------

PRIVATE LABEL MORTGAGE BACKED:                                    3.3%
   Banc of America Funding Corp., Series 2002-1, Class A2                 7.000          06/20/32          6,284,130       6,565,443
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10           6.750          06/25/32          5,600,000       5,737,928
   Residential Asset Securitization Trust, Series 2002-A1, Class A2       5.350          09/25/26          3,300,000       3,379,636
   Washington Mutual, Series 2002-AR4, Class A5                           5.598          04/25/32          6,000,000       6,084,283
                                                                                                                          ----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $21,458,344)                                                                                                       21,767,290
                                                                                                                          ----------


CORPORATE NOTES AND BONDS:                                       16.8%

CAPITAL GOODS                                                     0.1%
   Giddings & Lewis, Inc.                                                 7.500          10/01/05            500,000         529,020
                                                                                                                          ----------

CHEMICALS                                                         0.4%
   Dow Chemical Co.                                                       7.375          11/01/29          2,400,000       2,532,876
                                                                                                                          ----------

CONSUMER DISCRETIONARY                                            0.3%
   AARP (C)                                                               7.500          05/01/31          2,000,000       2,128,092
                                                                                                                          ----------

CONSUMER STAPLES                                                  0.8%
   Anheuser-Busch Cos., Inc.                                              6.500          05/01/42          2,000,000       1,999,774
   Delhaize America, Inc.                                                 7.375          04/15/06          2,000,000       2,079,522
   Safeway, Inc.                                                          6.850          09/15/04          1,000,000       1,063,966
                                                                                                                          ----------
                                                                                                                           5,143,262
                                                                                                                          ----------

ENERGY                                                            5.5%
   Allegheny Energy, Inc.                                                 7.750          08/01/05          2,500,000       2,703,073
   Anadarko Petroleum Corp.                                               5.375          03/01/07          2,000,000       2,027,358
   Burlington Resources Finance Co.                                       5.700          03/01/07          2,000,000       2,052,390
   Coastal Corp.                                                          7.500          08/15/06          3,000,000       3,054,219
   DTE Energy Co.                                                         6.450          06/01/06          2,000,000       2,083,748
   Energy East Corp.                                                      8.050          11/15/10          2,000,000       2,206,902
   FirstEnergy Corp., Series A                                            5.500          11/15/06          2,000,000       1,957,428
   Kinder Morgan, Inc.                                                    6.650          03/01/05          2,500,000       2,622,675
   Niagara Mohawk Power Corp., Series F                                   7.625          10/01/05          2,532,928       2,753,680
   Occidental Petroleum Corp.                                             5.875          01/15/07          2,500,000       2,589,930
   Phillips Petroleum Co.                                                 8.500          05/25/05          2,500,000       2,794,277
   Progress Energy, Inc.                                                  7.750          03/01/31          2,000,000       2,145,124
   Sunoco, Inc.                                                           7.125          03/15/04          2,000,000       2,101,576
   Virginia Electric & Power Co., Series A                                5.750          03/31/06          3,000,000       3,080,229
   Williams Cos., Inc., Series A                                          6.750          01/15/06          2,000,000       1,623,882
                                                                                                                          ----------
                                                                                                                          35,796,491
                                                                                                                          ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net       Coupon           Maturity            Par             Value
                                                          Assets        Rate              Date            Amount          (Note 2)
                                                          ------        ----              ----            ------          --------

FINANCE                                                    4.2%
   American General Finance Corp.                                       5.750%         03/15/07         $2,500,000      $2,586,993
   BankAmerica Corp.                                                    6.625          10/15/07          3,000,000       3,214,542
   Bear Stearns Cos., Inc.                                              7.800          08/15/07          2,000,000       2,210,166
   CIT Group, Inc.                                                      5.570          12/08/03          1,500,000       1,435,139
   Countrywide Home Loans, Inc.                                         6.840          10/22/04          1,000,000       1,061,969
   General Electric Global Insurance Corp.                              7.000          02/15/26          3,500,000       3,541,622
   Household Finance Corp.                                              6.500          11/15/08          3,100,000       3,109,892
   MBNA America Bank N.A.                                               6.875          07/15/04          2,000,000       2,107,838
   Merrill Lynch & Co., Inc.                                            7.375          05/15/06          2,500,000       2,735,732
   U.S. Bank NA                                                         6.300          02/04/14          2,000,000       2,057,822
   Washington Mutual Finance                                            6.250          05/15/06          3,000,000       3,113,973
                                                                                                                        ----------
                                                                                                                        27,175,688
                                                                                                                        ----------

INDUSTRIALS                                                1.7%
   Bombardier Capital, Inc. (C)                                         6.125          06/29/06          2,000,000       2,055,000
   Caterpillar Financial Services Corp.                                 7.590          12/10/03          2,000,000       2,122,658
   Ford Motor Credit Co.                                                7.600          08/01/05          2,000,000       2,099,794
   General Motors Acceptance Corp.                                      6.875          09/15/11          2,250,000       2,233,838
   International Paper Co.                                              8.125          07/08/05          2,400,000       2,639,151
                                                                                                                        ----------
                                                                                                                        11,150,441
                                                                                                                        ----------

MEDIA                                                      0.4%
   Comcast Cable Communications                                         8.375          05/01/07          2,500,000       2,560,490
                                                                                                                        ----------

REITS                                                      0.2%
   Avalonbay Communities, Inc.                                          6.580          02/15/04          1,000,000       1,041,665
                                                                                                                        ----------

TECHNOLOGY                                                 0.3%
   Lockheed Martin Corp.                                                7.250          05/15/06          2,000,000       2,173,062
                                                                                                                        ----------

TELECOMMUNICATIONS                                         2.3%
   AOL Time Warner, Inc.                                                6.125          04/15/06          3,000,000       2,915,961
   Bellsouth Capital Funding Corp.                                      7.875          02/15/30          2,000,000       2,238,960
   Cox Communications, Inc.                                             6.875          06/15/05          2,500,000       2,483,747
   Sprint Capital Corp.                                                 7.125          01/30/06          1,500,000       1,200,287
   TCI Communications, Inc.                                             8.650          09/15/04          2,500,000       2,583,945
   Telephone & Data Systems, Inc.                                       7.000          08/01/06          1,500,000       1,558,935
   Verizon Wireless, Inc. (C)                                           5.375          12/15/06          2,500,000       2,332,372
                                                                                                                        ----------
                                                                                                                        15,314,207
                                                                                                                        ----------

TRANSPORTATION                                             0.6%
   Norfolk Southern Corp.                                               7.250          02/15/31          2,000,000       2,072,274
   Southwest Airlines Co.                                               8.750          10/15/03          2,000,000       2,103,312
                                                                                                                        ----------
                                                                                                                         4,175,586
                                                                                                                        ----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $108,421,212)                                                                                                   109,720,880
                                                                                                                        ----------


MORTGAGE BACKED:                                          11.7%

FEDERAL HOME LOAN MORTGAGE CORP.                           4.1%
   Series 1974 Class ZA                                                 7.000          07/15/27          7,047,019       7,640,529
   Pool # C01005                                                        8.000          06/01/30          1,894,338       2,010,298
   Series 2351 Class PX                                                 6.500          07/15/30          3,000,000       3,070,572
   Pool # C48580                                                        7.000          03/01/31          4,494,423       4,660,313
   Pool # C62333                                                        6.500          01/01/32          5,472,753       5,591,232
   Pool # C65648                                                        6.500          03/01/32          3,414,639       3,488,368
                                                                                                                        ----------
                                                                                                                        26,461,312
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net       Coupon           Maturity            Par             Value
                                                          Assets        Rate              Date            Amount          (Note 2)
                                                          ------        ----              ----            ------          --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                      5.8%
   Pool # 383475                                                        6.100%         04/01/11         $4,364,438      $4,551,749
   Pool # 547618                                                        6.500          09/01/15          2,198,577       2,278,641
   Pool # 582558                                                        6.000          05/01/16          4,637,163       4,736,845
   Pool # 253847                                                        6.000          05/01/21          5,115,188       5,153,494
   Series 1996-M6 Class G                                               7.750          09/17/23             45,723          45,779
   Series 1998-63, Class PG                                             6.000          03/25/27          3,000,000       3,071,838
   Pool # 519049                                                        8.000          09/01/29          1,962,234       2,087,276
   Pool # 607515                                                        7.000          11/01/31          4,268,226       4,425,213
   Series 2001-72 Class NC                                              6.000          11/01/31          3,000,000       3,080,285
   Pool # 611619                                                        6.000          02/01/32          4,936,142       4,930,320
   Pool # 644591                                                        7.000          05/01/32          3,641,726       3,775,670
                                                                                                                        ----------
                                                                                                                        38,137,110
                                                                                                                        ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                   1.8%
   Pool # 002921                                                        7.500          05/20/30          3,541,168       3,727,095
   Pool # 002957                                                        7.500          08/20/30            348,126         366,404
   Pool # 002972                                                        7.500          09/20/30          3,029,269       3,188,319
   Pool # 003068                                                        6.500          04/20/31          4,679,266       4,763,761
                                                                                                                        ----------
                                                                                                                        12,045,579
                                                                                                                        ----------

TOTAL MORTGAGE BACKED
(COST: $74,176,722)                                                                                                     76,644,001
                                                                                                                        ----------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS:                    9.4%

FEDERAL FARM CREDIT BANK                                   0.6%         6.125          12/29/15          4,000,000       4,131,628
                                                                                                                        ----------

FEDERAL HOME LOAN BANK                                     0.6%         6.875          08/15/05            900,000         984,568
                                                                        4.875          02/15/07          2,000,000       2,041,568
                                                                        5.750          05/15/12            750,000         770,255
                                                                                                                        ----------
                                                                                                                         3,796,391
                                                                                                                        ----------

FEDERAL HOME LOAN MORTGAGE CORP.                           1.4%         4.125          02/04/05          3,250,000       3,285,415
                                                                        4.700          12/06/05          1,500,000       1,526,658
                                                                        5.375          08/16/06          2,000,000       2,074,586
                                                                        5.750          04/29/09          2,500,000       2,557,703
                                                                                                                        ----------
                                                                                                                         9,444,362
                                                                                                                        ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                      1.7%         6.400          05/14/09          6,600,000       6,933,537
                                                                        6.250          07/19/11          3,000,000       3,094,782
                                                                        6.200          06/13/17          1,000,000         992,486
                                                                                                                        ----------
                                                                                                                        11,020,805
                                                                                                                        ----------

U.S. TREASURY BONDS                                        3.4%        11.125          08/15/03          3,000,000       3,297,807
                                                                       10.750          08/15/05          1,500,000       1,819,329
                                                                        9.125          05/15/09          6,000,000       6,682,032
                                                                        6.250          05/15/30          9,400,000      10,182,475
                                                                                                                        ----------
                                                                                                                        21,981,643
                                                                                                                        ----------

U.S. TREASURY NOTES                                        1.7%         4.625          05/15/06          9,500,000       9,785,000
                                                                        3.500          11/15/06          1,500,000       1,473,282
                                                                                                                        ----------
                                                                                                                        11,258,282
                                                                                                                        ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $60,369,281)                                                                                                     61,633,111
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                          Shares          (Note 2)
                                                          ------                                          ------          --------

INVESTMENT COMPANY:                                        0.4%
   SSgA Prime Money Market Fund                                                                          2,425,670      $2,425,670
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $2,425,670)                                                                                                       2,425,670
                                                                                                                        ----------


TOTAL INVESTMENTS                                         97.3%                                                        637,269,346
(COST: $637,308,765**)
NET OTHER ASSETS AND LIABILITIES                           2.7%                                                         17,400,076
                                                      ----------                                                       -----------
TOTAL NET ASSETS                                         100.0%                                                       $654,669,422
                                                      ==========                                                       ===========

  *Non-income producing

**At June 30, 2002, the cost of securities for federal tax purposes was $637,282,036. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................  $52,254,863
     Gross unrealized depreciation................................  (52,294,282)
                                                                    -----------
     Net unrealized depreciation..................................     ($39,419)
                                                                    ===========

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.


ADR    American Depository Receipt.
PLC    Pubic Limited Company.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            98.5%

CONSUMER DISCRETIONARY                                     8.2%
   McDonald's Corp.                                                                                     935,600        $26,617,820
   Target Corp.                                                                                         759,100         28,921,710
   Wal-Mart Stores, Inc.                                                                                160,800          8,845,608
   Walt Disney Co.                                                                                      609,100         11,511,990
                                                                                                                        ----------
                                                                                                                        75,897,128
                                                                                                                        ----------

CONSUMER STAPLES                                           8.6%
   General Mills, Inc.                                                                                  276,800         12,201,344
   Kimberly-Clark Corp.                                                                                 396,900         24,607,800
   Kroger Co. *                                                                                       1,083,900         21,569,610
   Sara Lee Corp.                                                                                     1,012,400         20,895,936
                                                                                                                        ----------
                                                                                                                        79,274,690
                                                                                                                        ----------

ENERGY                                                     8.8%
   BP PLC, ADR                                                                                          355,880         17,968,381
   ChevronTexaco Corp.                                                                                  203,073         17,971,960
   ExxonMobil Corp.                                                                                     453,200         18,544,944
   Schlumberger, Ltd.                                                                                   222,200         10,332,300
   Transocean Sedco Forex, Inc.                                                                         133,146          4,147,498
   Unocal Corp.                                                                                         343,550         12,690,737
                                                                                                                        ----------
                                                                                                                        81,655,820
                                                                                                                        ----------

FINANCIALS                                                26.2%
   Allstate Corp.                                                                                       938,026         34,688,201
   Bank of America Corp.                                                                                269,871         18,988,124
   Bank One Corp.                                                                                       456,640         17,571,507
   Citigroup, Inc.                                                                                      720,014         27,900,543
   Countrywide Credit Industries, Inc.                                                                  540,000         26,055,000
   FleetBoston Financial Corp.                                                                          343,600         11,115,460
   Household International, Inc.                                                                        356,000         17,693,200
   Morgan Stanley Dean Witter & Co.                                                                     448,000         19,299,840
   Prudential Financial, Inc. *                                                                         775,000         25,854,000
   SunTrust Banks, Inc.                                                                                 306,800         20,776,496
   Wachovia Corp.                                                                                       584,500         22,316,210
                                                                                                                        ----------
                                                                                                                       242,258,581
                                                                                                                        ----------

HEALTHCARE                                                 9.8%
   Baxter International, Inc.                                                                           282,200         12,543,790
   Bristol-Myers Squibb Co.                                                                             624,500         16,049,650
   GlaxoSmithKline PLC, ADR                                                                             376,650         16,248,681
   Guidant Corp. *                                                                                      408,600         12,351,978
   Merck & Co., Inc.                                                                                    308,500         15,622,440
   Wyeth                                                                                                358,200         18,339,840
                                                                                                                        ----------
                                                                                                                        91,156,379
                                                                                                                        ----------

INDUSTRIALS                                               11.4%
   Burlington Northern Santa Fe Corp.                                                                   185,600          5,568,000
   Delta Air Lines, Inc.                                                                                193,000          3,860,000
   Emerson Electric Co.                                                                                 380,000         20,333,800
   Honeywell International, Inc.                                                                        766,000         26,986,180
   Textron, Inc.                                                                                        548,000         25,701,200
   United Technologies Corp.                                                                            208,800         14,177,520
   Waste Management, Inc.                                                                               348,100          9,068,005
                                                                                                                        ----------
                                                                                                                       105,694,705
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                    13.5%
   Agilent Technologies, Inc. *                                                                         224,098          5,299,918
   Applied Materials, Inc. *                                                                            348,800          6,634,176
   Automatic Data Processing, Inc.                                                                      374,500         16,309,475
   Computer Associates International, Inc.                                                              505,100          8,026,039

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INFORMATION TECHNOLOGY (Continued)
   Computer Sciences Corp. *                                                                            312,700        $14,947,060
   EMC Corp.                                                                                            457,100          3,451,105
   Hewlett-Packard Co.                                                                                  686,035         10,482,615
   Intel Corp.                                                                                          368,500          6,732,495
   International Business Machines Corp.                                                                267,800         19,281,600
   Koninklijke (Royal) Philips Electronics N.V., ADR                                                    386,174         10,658,402
   Motorola, Inc.                                                                                       875,000         12,617,500
   Nortel Networks Corp.                                                                                664,600            963,670
   Texas Instruments, Inc.                                                                              426,700         10,112,790
                                                                                                                        ----------
                                                                                                                       125,516,845
                                                                                                                        ----------

MATERIALS                                                  4.5%
   Bowater, Inc.                                                                                        200,000         10,874,000
   Dow Chemical Co.                                                                                     422,050         14,510,079
   E.I. du Pont de Nemours & Co.                                                                        371,000         16,472,400
                                                                                                                        ----------
                                                                                                                        41,856,479
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 5.3%
   ALLTEL Corp.                                                                                         294,000         13,818,000
   AT&T Corp.                                                                                           748,054          8,004,178
   SBC Communications, Inc.                                                                             300,000          9,150,000
   Sprint Corp. (FON Group)                                                                             646,000          6,854,060
   Verizon Communications                                                                               272,035         10,922,205
                                                                                                                        ----------
                                                                                                                        48,748,443
                                                                                                                        ----------

UTILITIES                                                  2.2%
   Duke Energy Corp.                                                                                    646,000         20,090,600
                                                                                                                        ----------

TOTAL COMMON STOCKS
(COST: $924,614,352)                                                                                                   912,149,670
                                                                                                                        ----------

INVESTMENT COMPANY:                                        1.4%
   SSgA Prime Money Market Fund                                                                      12,772,631         12,772,631
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $12,772,631)                                                                                                     12,772,631
                                                                                                                        ----------

TOTAL INVESTMENTS                                         99.9%                                                        924,922,301
(COST: $937,386,983**)
NET OTHER ASSETS AND LIABILITIES                           0.1%                                                            950,364
                                                      ----------                                                     -------------
TOTAL NET ASSETS                                         100.0%                                                       $925,872,665
                                                      ==========                                                     =============

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $937,386,983. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation.............................. $108,692,044
       Gross unrealized depreciation.............................. (121,156,726)
                                                                    -----------
       Net unrealized depreciation................................ ($12,464,682)
                                                                    ===========

ADR    American Depository Receipt.
PLC    Public Limited Company.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            96.6%

CONSUMER DISCRETIONARY                                    10.8%
   Brinker International, Inc. *                                                                        236,100         $7,496,175
   Carnival Corp.                                                                                       534,400         14,797,536
   Cox Communications, Inc., Class A *                                                                  701,000         19,312,550
   Liberty Media Corp., Class A *                                                                     1,719,300         17,193,000
   Tiffany & Co.                                                                                        403,800         14,213,760
                                                                                                                        ----------
                                                                                                                        73,013,021
                                                                                                                        ----------

CONSUMER STAPLES                                           5.0%
   CVS Corp.                                                                                            615,300         18,828,180
   Safeway, Inc. *                                                                                      520,000         15,178,800
                                                                                                                        ----------
                                                                                                                        34,006,980
                                                                                                                        ----------

ENERGY                                                     8.8%
   Grant Prideco, Inc. *                                                                                515,600          7,012,160
   Kerr-McGee Corp.                                                                                     198,100         10,608,255
   Marathon Oil Corp.                                                                                   459,800         12,469,776
   Phillips Petroleum Co.                                                                               235,400         13,860,352
   Weatherford International, Ltd. *                                                                    362,700         15,668,640
                                                                                                                        ----------
                                                                                                                        59,619,183
                                                                                                                        ----------

FINANCIALS                                                17.6%
   ACE, Ltd.                                                                                            530,600         16,766,960
   Chubb Corp.                                                                                          134,200          9,501,360
   Freddie Mac                                                                                          387,400         23,708,880
   MBIA, Inc.                                                                                           348,000         19,672,440
   The Bank of New York Co., Inc.                                                                       252,700          8,528,625
   U.S. Bancorp                                                                                         664,600         15,518,410
   Wells Fargo & Co.                                                                                    328,600         16,449,716
   Zions Bancorp.                                                                                       182,900          9,529,090
                                                                                                                        ----------
                                                                                                                       119,675,481
                                                                                                                        ----------

HEALTHCARE                                                18.7%
   Applera Corp.- Applied Biosystems Group                                                              597,800         11,651,122
   Boston Scientific Corp. *                                                                            799,400         23,438,408
   Elan Corp. PLC, ADR *                                                                                571,800          3,127,746
   Genzyme Corp. *                                                                                      274,700          5,285,228
   HEALTHSOUTH Corp. *                                                                                1,454,300         18,600,497
   IMS Health, Inc.                                                                                   1,169,300         20,988,935
   MedImmune, Inc. *                                                                                    193,700          5,113,680
   Pharmacia Corp.                                                                                      586,716         21,972,514
   QLT, Inc. *                                                                                          414,000          5,526,900
   Schering-Plough Corp.                                                                                472,500         11,623,500
                                                                                                                        ----------
                                                                                                                       127,328,530
                                                                                                                        ----------

INDUSTRIALS                                               12.4%
   Allied Waste Industries, Inc. *                                                                    1,175,100         11,280,960
   Dover Corp.                                                                                          570,800         19,978,000
   FedEx Corp.                                                                                          247,100         13,195,140
   Illinois Tool Works, Inc.                                                                            322,000         21,992,600
   Pall Corp.                                                                                           852,000         17,679,000
                                                                                                                        ----------
                                                                                                                        84,125,700
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                    14.4%
   3Com Corp. *                                                                                         354,600          1,560,240
   ADC Telecommunications, Inc. *                                                                     1,120,100          2,565,029
   Altera Corp. *                                                                                       411,400          5,595,040
   Autodesk, Inc.                                                                                     1,263,000         16,734,750
   Cadence Design Systems, Inc. *                                                                       729,200         11,754,704
   Celestica, Inc. *                                                                                    253,900          5,766,069

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INFORMATION TECHNOLOGY (Continued)
   Conexant Systems, Inc.                                                                               680,498         $1,102,407
   EMC Corp.                                                                                            593,100          4,477,905
   Gateway, Inc. *                                                                                      682,400          3,029,856
   Keane, Inc. *                                                                                        859,900         10,662,760
   KLA-Tencor Corp. *                                                                                   138,900          6,110,211
   Micron Technology, Inc. *                                                                            456,000          9,220,320
   Palm, Inc. *                                                                                         756,945          1,332,223
   PeopleSoft, Inc. *                                                                                   718,200         10,686,816
   Sanmina Corp. *                                                                                      544,544          3,436,073
   Skyworks Solutions, Inc. *                                                                           238,855          1,325,644
   VERITAS Software Corp. *                                                                             136,689          2,705,076
                                                                                                                        ----------
                                                                                                                        98,065,123
                                                                                                                        ----------

MATERIALS                                                  3.8%
   Praxair, Inc.                                                                                        217,700         12,402,369
   Rohm and Haas Co.                                                                                    330,600         13,385,994
                                                                                                                        ----------
                                                                                                                        25,788,363
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 3.7%
   BellSouth Corp.                                                                                      358,000         11,277,000
   CenturyTel, Inc.                                                                                     465,100         13,720,450
                                                                                                                        ----------
                                                                                                                        24,997,450
                                                                                                                        ----------

UTILITIES                                                  1.4%
   FPL Group, Inc.                                                                                      158,000          9,478,420
                                                                                                                        ----------


TOTAL COMMON STOCKS
(COST: $755,073,998)                                                                                                   656,098,251
                                                                                                                        ----------

INVESTMENT COMPANY:                                        3.5%
   SSgA Prime Money Market Fund                                                                      23,583,320         23,583,320
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $23,583,320)                                                                                                     23,583,320
                                                                                                                        ----------

TOTAL INVESTMENTS                                        100.1%                                                        679,681,571
(COST: $778,657,318**)
NET OTHER ASSETS AND LIABILITIES                          (0.1%)                                                         (355,111)
                                                      ----------                                                      ------------
TOTAL NET ASSETS                                         100.0%                                                       $679,326,460
                                                      ==========                                                      ============

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $778,657,318. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..............................  $55,368,859
       Gross unrealized depreciation.............................. (154,344,606)
                                                                    -----------
       Net unrealized depreciation................................ ($98,975,747)
                                                                    ===========
ADR    American Depository Receipt.
PLC    Public Limited Company.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            97.0%

CONSUMER DISCRETIONARY                                    12.6%
   Applebee's International, Inc.                                                                        12,225           $280,564
   Belo Corp., Class A                                                                                   86,000          1,944,460
   CEC Entertainment, Inc. *                                                                              6,500            268,450
   Charter Communications, Inc., Class A *                                                              107,800            439,824
   Ethan Allen Interiors, Inc.                                                                           62,800          2,188,580
   Guitar Center, Inc. *                                                                                 23,400            434,070
   Hibbett Sporting Goods, Inc. *                                                                        19,200            487,680
   Hughes Supply, Inc.                                                                                    7,300            327,770
   Interpublic Group of Companies, Inc.                                                                  32,300            799,748
   J. Jill Group, Inc. *                                                                                 11,700            444,015
   Lancaster Colony Corp.                                                                                13,800            492,108
   Linens 'N Things, Inc. *                                                                              27,200            892,432
   O'Reilly Automotive, Inc. *                                                                           13,000            358,280
   Outback Steakhouse, Inc. *                                                                            25,400            891,540
   The Talbots, Inc.                                                                                     69,700          2,439,500
   Toys "R" Us, Inc. *                                                                                  107,000          1,869,290
   Tractor Supply Co. *                                                                                   4,600            326,554
   Wilsons The Leather Experts, Inc. *                                                                   24,150            338,100
                                                                                                                        ----------
                                                                                                                        15,222,965
                                                                                                                        ----------

CONSUMER STAPLES                                           4.5%
   Hain Celestial Group, Inc. *                                                                         122,300          2,262,550
   McCormick & Co., Inc.                                                                                 81,100          2,088,325
   Riviana Foods, Inc.                                                                                   14,200            360,098
   Sensient Technologies Corp.                                                                           12,000            273,120
   Universal Corp.                                                                                       12,800            469,760
                                                                                                                        ----------
                                                                                                                         5,453,853
                                                                                                                        ----------

ENERGY                                                     4.5%
   BJ Services Co. *                                                                                     40,800          1,382,304
   CARBO Ceramics, Inc.                                                                                   8,500            314,075
   ENSCO International, Inc.                                                                             49,800          1,357,548
   Patina Oil & Gas Corp.                                                                                 8,750            240,012
   Petroleum Geo-Services ASA (PGS), ADR *                                                              120,800            434,880
   Smith International, Inc. *                                                                           18,800          1,281,972
   St. Mary Land & Exploration Co.                                                                       16,400            392,436
                                                                                                                        ----------
                                                                                                                         5,403,227
                                                                                                                        ----------

FINANCIALS                                                22.2%
   AMB Property Corp.                                                                                    12,000            372,000
   AMBAC Financial Group, Inc.                                                                           36,000          2,419,200
   American Capital Strategies, Ltd.                                                                      8,000            219,760
   American Financial Holdings, Inc.                                                                      7,300            218,416
   Annuity and Life Re (Holdings), Ltd.                                                                  19,900            359,991
   Apex Mortgage Capital, Inc.                                                                           17,500            262,325
   Arden Realty, Inc.                                                                                    11,900            338,555
   Associated Banc-Corp.                                                                                 41,184          1,553,049
   Bank of Bermuda, Ltd.                                                                                 16,570            741,507
   Bank of Hawaii Corp.                                                                                   8,700            243,600
   Bear Stearns Co., Inc.                                                                                40,000          2,448,000
   Colonial BancGroup, Inc.                                                                              71,700          1,075,500
   Compass Bancshares, Inc.                                                                              39,600          1,330,560
   Delphi Financial Group, Inc., Class A                                                                  6,200            268,770
   Financial Federal Corp. *                                                                              7,700            254,870
   First Tennessee National Corp.                                                                        39,200          1,501,360
   FirstMerit Corp.                                                                                      34,700            957,026
   Getty Realty Corp.                                                                                    12,500            253,125
   Hibernia Corp., Class A                                                                               59,700          1,181,463
   IPC Holdings, Ltd.                                                                                    14,900            455,046
   Liberty Property Trust                                                                                10,600            371,000
   Marshall & Ilsley Corp.                                                                               42,600          1,317,618

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
FINANCIALS (Continued)
   MGIC Investment Corp.                                                                                 21,000         $1,423,800
   Mid-Atlantic Realty Trust                                                                             16,400            288,640
   Principal Financial Group, Inc. *                                                                     38,000          1,178,000
   Protective Life Corp.                                                                                 44,000          1,456,400
   Radian Group, Inc.                                                                                    30,000          1,465,500
   RAIT Investment Trust                                                                                 15,400            365,442
   Reckson Assoc. Realty Corp.                                                                           11,800            293,820
   Reinsurance Group of America, Inc.                                                                    15,400            474,628
   Rouse Co.                                                                                              6,200            204,600
   Sky Financial Group, Inc.                                                                             20,000            423,000
   TCF Financial Corp.                                                                                   18,400            903,440
   Universal American Financial Corp. *                                                                  28,500            187,530
                                                                                                                        ----------
                                                                                                                        26,807,541
                                                                                                                        ----------

HEALTHCARE                                                 8.7%
   AMERIGROUP Corp. *                                                                                     8,200            223,696
   Apogent Technologies, Inc. *                                                                          86,200          1,773,134
   Biogen, Inc. *                                                                                        25,800          1,068,894
   Celgene Corp. *                                                                                       30,800            471,240
   CorVel Corp. *                                                                                         6,350            212,705
   ICN Pharmaceuticals, Inc.                                                                             54,400          1,317,024
   IDEXX Laboratories, Inc. *                                                                            47,600          1,227,604
   MAXIMUS, Inc. *                                                                                       12,900            408,930
   Ocular Sciences, Inc. *                                                                               12,000            318,000
   Omnicare, Inc.                                                                                        82,600          2,169,076
   Orthodontic Centers of America, Inc. *                                                                23,400            539,370
   Orthofix International N.V. *                                                                          4,500            158,175
   PolyMedica Corp. *                                                                                    14,800            377,992
   Young Innovations, Inc. *                                                                              8,150            177,018
                                                                                                                        ----------
                                                                                                                        10,442,858
                                                                                                                        ----------

INDUSTRIALS                                               16.2%
   Airborne, Inc.                                                                                        40,000            768,000
   Albany International Corp., Class A                                                                    9,800            263,718
   Avery Dennison Corp.                                                                                  31,000          1,945,250
   Carlisle Cos., Inc.                                                                                   10,300            463,294
   Curtiss-Wright Corp., Class B                                                                          6,400            483,840
   Deswell Industries, Inc. (Hong Kong)                                                                  17,000            380,460
   Eaton Corp.                                                                                           26,000          1,891,500
   Genesee & Wyoming, Inc., Class A *                                                                    16,850            380,136
   Granite Construction, Inc.                                                                            22,600            571,780
   Ingersoll-Rand Co., Class A                                                                           42,000          1,917,720
   Kadant, Inc. *                                                                                        19,800            326,700
   Manpower, Inc.                                                                                        75,000          2,756,250
   Mueller Industries, Inc. *                                                                            43,000          1,365,250
   Parker-Hannifin Corp.                                                                                 38,000          1,816,020
   Quixote Corp.                                                                                         17,700            300,015
   Republic Services, Inc., Class A *                                                                   105,000          2,002,350
   Simpson Manufacturing Co., Inc. *                                                                      6,000            342,780
   Teleflex, Inc.                                                                                         4,200            240,030
   Trex Co., Inc. *                                                                                       8,400            263,760
   United Stationers, Inc. *                                                                             15,900            483,360
   USFreightways Corp.                                                                                    9,500            359,765
   Werner Enterprises, Inc.                                                                              11,800            251,458
                                                                                                                        ----------
                                                                                                                        19,573,436
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                    12.9%
   Andrew Corp. *                                                                                        65,600            978,752
   ANSYS, Inc. *                                                                                         17,800            357,780
   Arrow Electronics, Inc. *                                                                             47,700            989,775
   Atmel Corp. *                                                                                        136,500            854,490
   ATMI, Inc. *                                                                                          45,000          1,006,650
   Axcelis Technologies, Inc. *                                                                          76,485            864,280

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INFORMATION TECHNOLOGY (Continued)
   Black Box Corp. *                                                                                      7,900           $321,767
   Cable Design Technologies Corp. *                                                                     46,750            479,188
   Convergys Corp. *                                                                                     41,400            806,472
   Investment Technology Group, Inc. *                                                                   11,500            376,050
   LSI Logic Corp. *                                                                                     71,300            623,875
   Maxtor Corp. *                                                                                        32,308            146,032
   McDATA Corp., Class B *                                                                               53,200            473,480
   Molex, Inc.                                                                                           19,600            657,188
   Pericom Semiconductor Corp. *                                                                         21,500            249,185
   Quantum Corp. - DLT & Storage Systems *                                                               76,900            322,980
   Storage Technology Corp. *                                                                            48,600            776,142
   SunGard Data Systems, Inc. *                                                                          31,900            844,712
   Synopsys, Inc. *                                                                                      24,500          1,342,845
   Technitrol, Inc.                                                                                      10,300            239,990
   Teradyne, Inc. *                                                                                      32,300            759,050
   The Reynolds and Reynolds Co., Class A                                                                37,100          1,036,945
   Varian Semiconductor Equipment, Inc. *                                                                29,400            997,542
                                                                                                                        ----------
                                                                                                                        15,505,170
                                                                                                                        ----------

MATERIALS                                                  7.8%
   Abitibi-Consolidated, Inc.                                                                           170,000          1,569,100
   Air Products & Chemicals, Inc.                                                                        20,000          1,009,400
   Florida Rock Industries, Inc.                                                                          8,400            300,804
   Freeport-McMoRan Copper & Gold, Inc., Class B *                                                       23,400            417,690
   Martin Marietta Materials, Inc.                                                                       60,000          2,340,000
   MeadWestvaco Corp.                                                                                    76,797          2,577,307
   Sigma-Aldrich Corp.                                                                                   20,000          1,003,000
   Stillwater Mining Co. *                                                                               15,700            255,596
                                                                                                                        ----------
                                                                                                                         9,472,897
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 0.8%
   CenturyTel, Inc.                                                                                      33,000            973,500
                                                                                                                        ----------

UTILITIES                                                  6.8%
   Alliant Energy Corp.                                                                                  71,000          1,824,700
   Cleco Corp.                                                                                           85,000          1,861,500
   Constellation Energy Group, Inc.                                                                      49,000          1,437,660
   MDU Resources Group, Inc.                                                                              4,400            115,676
   Peoples Energy Corp.                                                                                  12,900            470,334
   PNM Resources, Inc.                                                                                   14,600            353,320
   Questar Corp.                                                                                         14,600            360,620
   WGL Holdings, Inc.                                                                                    15,000            388,500
   Wisconsin Energy Corp.                                                                                55,000          1,389,850
                                                                                                                        ----------
                                                                                                                         8,202,160
                                                                                                                        ----------

TOTAL COMMON STOCKS
(COST: $108,868,101)                                                                                                   117,057,607
                                                                                                                        ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net        Coupon          Maturity            Par             Value
                                                          Assets         Rate             Date            Amount          (Note 2)
                                                          ------         ----             ----            ------          --------
CONVERTIBLE BONDS:                                         0.1%
BASIC MATERIALS                                            0.1%
   Freeport-McMoRan Copper & Gold, Inc. (C)                             8.250%         01/31/06            $50,000         $75,063
                                                                                                                         ---------

TOTAL CONVERTIBLE BONDS
(COST: $50,000)                                                                                                             75,063
                                                                                                                         ---------

                                                                                                          Shares
INVESTMENT COMPANY:                                        3.3%
   SSgA Prime Money Market Fund                                                                          4,008,917       4,008,917
                                                                                                                         ---------

TOTAL INVESTMENT COMPANY
(COST: $4,008,917)                                                                                                       4,008,917
                                                                                                                        ----------

TOTAL INVESTMENTS                                        100.4%                                                        121,141,587
(COST: $112,927,018**)
NET OTHER ASSETS AND LIABILITIES                          (0.4%)                                                         (526,108)
                                                      ----------                                                      ------------
TOTAL NET ASSETS                                         100.0%                                                       $120,615,479
                                                      ==========                                                      ============

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $112,927,018. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation...............................  $16,560,493
     Gross unrealized depreciation...............................   (8,345,924)
                                                                    ----------
     Net unrealized appreciation.................................   $8,214,569
                                                                    ==========

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR      American Depository Receipt.
PLC      Public Limited Company.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                  June 30, 2002
                                   (Unaudited)

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced          Income         Appreciation          Stock
Assets:                             Fund             Fund              Fund          Stock Fund        Stock Fund           Fund
                                    ----             ----              ----          ----------        ----------           ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*        $201,894,547      $417,288,834     $637,269,346      $924,922,301      $679,681,571     $121,141,587
Foreign currency**                        --                --               --                --                --              200
Collateral held for securities
  on loan, at value                       --        31,351,136       27,998,427         5,888,087         8,665,118       24,593,258
Receivables
  Investment securities sold              --        14,784,698       15,215,261                --                --          177,816
  Fund shares sold                        --           798,138               --                --           119,840           81,304
  Dividends and interest           1,010,142         4,621,609        4,195,188         1,732,139           671,341          141,549
                                ------------      ------------     ------------      ------------      ------------     ------------
    Total assets                 202,904,689       468,844,415      684,678,222       932,542,527       689,137,870      146,135,714
                                ------------      ------------     ------------      ------------      ------------     ------------

Liabilities:
Payable for investment
  securities purchased             9,000,000         6,711,765        1,460,612                --           670,111          821,274
Payable upon return of
  securities loaned                       --        31,351,136       27,998,427         5,888,087         8,665,118       24,593,258
 Fund shares redeemed                395,587                --          157,359           291,329                --               --
 Accrued management fees              70,785           138,949          381,739           469,378                --          100,428
Accrued expenses and
  other payables                       8,759            57,394           10,663            21,068           476,181            5,275
                                ------------      ------------     ------------      ------------      ------------     ------------
    Total liabilities              9,475,131        38,259,244       30,008,800         6,669,862         9,811,410       25,520,235
                                ------------      ------------     ------------      ------------      ------------     ------------
Net assets applicable to
  outstanding capital stock     $193,429,558      $430,585,171     $654,669,422      $925,872,665      $679,326,460     $120,615,479
                                ============      ============     ============      ============      ============     ============
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)     $193,429,558      $420,126,328     $654,061,468      $925,894,121      $833,633,525     $111,005,298
  Accumulated undistributed
   net investment income                  --        11,004,987       10,227,781         5,751,441           395,127          226,436
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions          --        (8,488,286)      (9,580,408)        6,691,785       (55,726,445)       1,169,039
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)         --         7,942,142          (39,419)      (12,464,682)      (98,975,747)       8,214,706
                                ------------      ------------     ------------      ------------      ------------     ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock     $193,429,558      $430,585,171     $654,669,422      $925,872,665      $679,326,460     $120,615,479
                                ============      ============     ============      ============      ============     ============
Number of Class Z Shares
  issued and outstanding (note 6)193,429,558       40,830,417       38,257,842        36,016,997        43,013,598        8,940,892
                                ============      ============     ============      ============      ============     ============
Net asset value per share of
  outstanding capital stock
  (note 2)                             $1.00            $10.55           $17.11            $25.71            $15.79           $13.49
                                ============      ============     ============      ============      ============     ============
*Cost of Investments            $201,894,547      $409,346,692     $637,308,765      $937,386,983      $778,657,318     $112,927,018
                                ------------      ------------     ------------      ------------      ------------     ------------
**Cost of Foreign Currency      $         --      $         --     $         --      $         --      $         --     $        202
                                ------------      ------------     ------------      ------------      ------------     ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                         Six Months Ended June 30, 2002
                                   (Unaudited)


                                  Money                                            Growth and          Capital          Mid-Cap
                                 Market            Bond            Balanced          Income         Appreciation         Stock
                                  Fund             Fund              Fund          Stock Fund        Stock Fund          Fund
                                  ----             ----              ----          ----------        ----------          ----
Investment income (note 2):
  Interest income               $1,787,902       $12,062,819      $10,107,723          $198,284         $145,666           $46,196

  Dividend income                       --                --        2,457,682         8,626,401        3,317,431           728,666

  Less: Foreign taxes withheld          --                --          (21,339)          (71,695)              --            (3,161)

  Securities lending income             --            44,465           42,897            13,117           49,544            34,441
                                ----------       -----------     ------------      ------------     ------------        ----------
    Total income                 1,787,902        12,107,284       12,586,963         8,766,107        3,512,641           806,142
                                ----------       -----------     ------------      ------------     ------------        ----------

Expenses (notes 2 and 5):

  Management fees                  402,035         1,096,852        2,351,591         3,004,307        3,159,992           575,930

  Trustees' fees                       598               598              598               598              598               598

  Audit fees                         2,949             4,847            6,993             9,761            8,152             3,178
                                ----------       -----------     ------------      ------------     ------------        ----------
    Total expenses                 405,582         1,102,297        2,359,182         3,014,666        3,168,742           579,706
                                ----------       -----------     ------------      ------------     ------------        ----------
Net investment income            1,382,320        11,004,987       10,227,781         5,751,441          343,899           226,436
                                ----------       -----------     ------------      ------------     ------------        ----------

Realized and unrealized gain
 (loss) on investments (note 2):

  Net realized gain (loss) on
   investments (including net
   realized gain (loss) on
   foreign currency related
   transactions)                        --          (618,886)      (9,589,977)        6,847,059      (55,782,056)         (776,220)

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)       --         3,238,981      (50,421,976)     (121,901,846)    (154,552,612)       (3,837,105)
                                ----------       -----------     ------------      ------------     ------------        ----------
Net gain (loss) on investments          --         2,620,095      (60,011,953)     (115,054,787)    (210,334,668)       (4,613,325)
                                ----------       -----------     ------------      ------------     ------------        ----------


Net increase (decrease) in
  net assets resulting from
  operations                    $1,382,320       $13,625,082     ($49,784,172)    ($109,303,346)   ($209,990,769)      ($4,386,889)
                                ==========       ===========      ===========      ============     ============        ==========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001


                                             MONEY MARKET FUND                               BOND FUND

                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income                $1,382,320       $4,638,564                $11,004,987      $19,975,133

  Net realized gain (loss) on
   investments                                 --               --                   (618,886)       7,399,509

  Net change in unrealized appreciation
   or (depreciation) on investments            --               --                  3,238,981       (1,468,370)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                          1,382,320        4,638,564                 13,625,082       25,906,272
                                      -----------      -----------                -----------      -----------


Distributions to shareholders:

  From net investment income           (1,382,320)      (4,638,564)                        --      (19,943,110)

  Return of capital                            --               --                         --       (7,540,000)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (1,382,320)      (4,638,564)                        --      (27,483,110)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         57,927,857       98,602,702                 41,862,125       72,307,161

  Net asset value of shares issued in
   reinvestment of distributions        1,376,953        4,638,564                         --       27,483,110
                                      -----------      -----------                -----------      -----------
                                       59,304,810      103,241,266                 41,862,125       99,790,271

  Cost of shares repurchased          (40,135,894)     (22,340,019)                (9,738,663)     (13,026,385)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         19,168,916       80,901,247                 32,123,462       86,763,886
                                      -----------      -----------                -----------      -----------
Increase in net assets                 19,168,916       80,901,247                 45,748,544       85,187,048

Net assets:

  Beginning of year                   174,260,642       93,359,395                384,836,627      299,649,579
                                      -----------      -----------                -----------      -----------
  End of year                        $193,429,558     $174,260,642               $430,585,171     $384,836,627
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets       $        --      $        --                $11,004,987      $        --
                                      ===========      ===========                ===========      ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                                                                         GROWTH AND INCOME
                                               BALANCED FUND                                STOCK FUND

                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001
  Net investment income               $10,227,781      $20,082,571                 $5,751,441      $11,072,969

  Net realized gain (loss) on
   investments                         (9,589,977)      10,488,964                  6,847,059        8,813,414

  Net change in unrealized
   depreciation on investments        (50,421,976)     (51,872,126)              (121,901,846)    (146,866,190)
                                      -----------      -----------               ------------    -------------
   Change in net assets from
    operations                        (49,784,172)     (21,300,591)              (109,303,346)    (126,979,807)
                                      -----------      -----------               ------------    -------------
Distributions to shareholders:

  From net investment income                   --      (20,072,820)                        --      (11,155,770)

  From net realized gains on investments       --      (27,711,688)                        --      (27,651,427)

  Return of capital                            --               --                         --         (181,095)
                                      -----------      -----------               ------------    -------------
   Change in net assets from
    distributions                              --      (47,784,508)                        --      (38,988,292)
                                      -----------      -----------               ------------    -------------
Class Z Share transactions (note 6):

  Proceeds from sale of shares         32,605,953       52,905,745                 22,935,330       41,311,481

  Net asset value of shares issued in
   reinvestment of distributions               --       47,784,508                         --       38,988,292
                                      -----------      -----------               ------------    -------------
                                       32,605,953      100,690,253                 22,935,330       80,299,773

  Cost of shares repurchased           (7,700,085)     (20,421,835)               (19,414,173)     (49,310,668)
                                      -----------      -----------               ------------    -------------
   Change in net assets derived from
    capital share transactions         24,905,868       80,268,418                  3,521,157       30,989,105
                                      -----------      -----------               ------------    -------------
Increase (decrease) in net assets     (24,878,304)      11,183,319               (105,782,189)    (134,978,994)

Net assets:

  Beginning of year                   679,547,726      668,364,407              1,031,654,854    1,166,633,848
                                      -----------      -----------               ------------    -------------
  End of year                        $654,669,422     $679,547,726               $925,872,665   $1,031,654,854
                                      ===========      ===========               ============    =============
Undistributed net investment
  income included in net assets       $10,227,781      $        --                $5,751,441     $          --
                                      ===========      ===========               ============    =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                           CAPITAL APPRECIATION
                                                STOCK FUND                              MID-CAP STOCK FUND
                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income                  $343,899         $871,962                   $226,436         $329,780

  Net realized gain (loss) on
   investments                        (55,782,056)      64,777,643                   (776,220)       5,072,820

  Net change in unrealized
   appreciation (depreciation) on
    investments                      (154,552,612)    (152,768,509)                (3,837,105)       4,001,922
                                     ------------     ------------               ------------     ------------
   Change in net assets from
    operations                       (209,990,769)     (87,118,904)                (4,386,889)       9,404,522
                                     ------------     ------------               ------------     ------------
Distributions to shareholders:

  From net investment income                   --         (879,381)                        --         (787,130)

  From net realized gains on investments       --     (123,153,968)                        --       (6,769,585)
                                     ------------     ------------               ------------     ------------
   Change in net assets from
    distributions                              --     (124,033,349)                        --       (7,556,715)
                                     ------------     ------------               ------------     ------------
Class Z Share transactions (note 6):

  Proceeds from sale of shares         25,737,188       51,760,280                 22,365,917       33,061,606

  Net asset value of shares issued in
   reinvestment of distributions               --      124,033,349                         --        7,556,715
                                     ------------     ------------               ------------     ------------
                                       25,737,188      175,793,629                 22,365,917       40,618,321

  Cost of shares repurchased           (7,531,120)     (18,429,384)                (2,777,472)      (1,789,194)
                                     ------------     ------------               ------------     ------------
   Change in net assets derived from
    capital share transactions         18,206,068      157,364,245                 19,588,445       38,829,127
                                     ------------     ------------               ------------     ------------
Increase (decrease) in net assets    (191,784,701)     (53,788,008)                15,201,556       40,676,934

Net assets:

  Beginning of year                   871,111,161      924,899,169                105,413,923       64,736,989
                                     ------------     ------------               ------------     ------------
  End of year                        $679,326,460     $871,111,161               $120,615,479     $105,413,923
                                     ============     ============               ============     ============
Undistributed net investment
  income included in net assets          $395,127          $51,228                   $226,436$              --
                                     ============     ============               ============     ============

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31,


(For a share outstanding throughout             2002
 the period):                                (Unaudited)       2001            2000           1999           1998            1997
                                              ------         ------          ------         ------          ------         ------

Net Asset Value, Beginning of Period           $1.00          $1.00           $1.00          $1.00          $1.00           $1.00
                                              ------         ------          ------         ------          ------         ------
  Income from Investment Operations

   Net Investment Income*                       0.01           0.04            0.06           0.05           0.05            0.05
                                          -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income    (0.01)         (0.04)          (0.06)         (0.05)         (0.05)          (0.05)
                                          -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                 $1.00          $1.00           $1.00          $1.00          $1.00           $1.00
====================================================================================================================================

Total Return**                                  0.77%          3.79%           5.86%          4.69%          5.00%           5.01%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $193,430        $174,261        $93,359        $82,646         $56,416        $41,170

Ratio of Expenses to Average Net Assets***      0.45%+         0.46%           0.46%          0.45%          0.45%           0.50%

Ratio of Net Investment Income to Average
  Net Assets                                    1.55%+         3.51%           5.88%          4.72%          4.99%           5.05%

====================================================================================================================================

For the Money Market Fund, the "seven-day current" yield for the seven days ended June 30, 2002, was 1.54% (unaudited) and the "effective" yield for that period was 1.55% (unaudited).

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31,



(For a share outstanding throughout             2002
 the period):                                (Unaudited)       2001            2000           1999           1998            1997
                                              ------         ------          ------         ------          ------         ------
Net Asset Value, Beginning of Period          $10.20         $10.15          $10.05         $10.57         $10.54          $10.33
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                      0.28           0.62            0.71           0.62           0.63            0.54

   Net Realized and Unrealized Gain (Loss)     0.07           0.23            0.08          (0.54)          0.02            0.20
                                              ------         ------          ------         ------          ------         ------

  Total from Investment Operations             0.35           0.85            0.79           0.08           0.65            0.74
                                          -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income     --           (0.59)          (0.69)         (0.60)         (0.62)          (0.51)

   Distributions from Net Realized Gains        --             --              --             --             --            (0.02)

   Return of Capital                            --           (0.21)            --             --             --              --
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                           --           (0.80)          (0.69)         (0.60)         (0.62)          (0.53)
                                          -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $10.55         $10.20          $10.15         $10.05         $10.57          $10.54
====================================================================================================================================

Total Return**                                  3.43%          8.32%           8.11%          0.73%          6.18%           7.45%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $430,585        $384,837       $299,650       $250,485        $228,281       $188,840

Ratio of Expenses to Average Net Assets***      0.55%+         0.55%           0.55%          0.55%          0.55%           0.56%

Ratio of Net Investment Income to Average
  Net Assets                                    5.52%+         5.91%           6.98%          5.92%          5.94%           6.50%

Portfolio Turnover Rate                        54.44%        112.40%         462.98%        713.52%        142.98%          30.71%
====================================================================================================================================

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31,



(For a share outstanding throughout             2002
 the period):                                (Unaudited)       2001            2000           1999           1998            1997
                                              ------         ------          ------         ------          ------         ------


Net Asset Value, Beginning of Period          $18.42         $20.45          $20.44         $18.74         $17.02          $15.29
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                       0.27           0.58            0.68           0.56           0.57            0.62

   Net Realized and Unrealized Gain (Loss)     (1.58)         (1.23)           0.11           2.14           1.72            1.93
                                              ------         ------          ------         ------          ------         ------

  Total from Investment Operations             (1.31)         (0.65)           0.79           2.70           2.29            2.55
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income      --           (0.57)          (0.67)         (0.53)         (0.57)          (0.63)

   Distributions from Net Realized Gains         --           (0.81)          (0.11)         (0.47)           --            (0.19)
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                            --           (1.38)          (0.78)         (1.00)         (0.57)          (0.82)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $17.11         $18.42          $20.45         $20.44         $18.74          $17.02
====================================================================================================================================

Total Return**                                 (7.11%)        (3.07%)          3.86%         14.49%         13.40%          16.87%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)    $654,669         $679,548       $668,364       $603,136        $449,992       $309,804

Ratio of Expenses to Average Net Assets***     0.70%+          0.70%           0.70%          0.70%          0.70%           0.68%

Ratio of Net Investment Income to Average
  Net Assets                                   3.04%+          3.04%           3.27%          2.83%          3.20%           3.81%

Portfolio Turnover Rate                       32.19%          51.80%         193.97%        269.00%         78.71%          21.15%

====================================================================================================================================

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31,



(For a share outstanding throughout             2002
 the period):                                (Unaudited)       2001            2000           1999           1998            1997
                                              ------         ------          ------         ------          ------         ------

Net Asset Value, Beginning of Period          $28.73         $33.41          $33.58         $30.56         $27.20          $21.32
                                              ------         ------          ------         ------          ------         ------

Income from Investment Operations

Net Investment Income*                          0.16           0.31            0.33           0.34           0.34            0.31

Net Realized and Unrealized Gain (Loss)        (3.18)         (3.88)          (0.05)          5.12           4.52            6.36
                                              ------         ------          ------         ------          ------         ------

Total from Investment Operations               (3.02)         (3.57)           0.28           5.46           4.86            6.67
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income      --           (0.31)          (0.33)         (0.32)         (0.34)          (0.32)

   Distributions from Net Realized Gains         --           (0.79)          (0.12)         (2.12)         (1.16)          (0.47)

   Return of Capital                             --           (0.01)            --             --             --              --
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                            --           (1.11)          (0.45)         (2.44)         (1.50)          (0.79)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $25.71         $28.73          $33.41         $33.58         $30.56          $27.20
====================================================================================================================================

Total Return**                                (10.52%)       (10.71%)          0.82%         17.95%         17.92%          31.42%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $925,873      $1,031,655     $1,166,634     $1,098,330        $833,174       $590,135

Ratio of Expenses to Average Net Assets***      0.60%+         0.60%           0.60%          0.60%          0.60%           0.61%

Ratio of Net Investment Income to Average
  Net Assets                                    1.15%+         1.05%           0.98%          0.99%          1.17%           1.39%

Portfolio Turnover Rate                         9.18%         20.76%          21.08%         20.13%         17.69%          20.39%

====================================================================================================================================

    *Based on average shares outstanding during year.

  ** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31,



(For a share outstanding throughout             2002
 the period):                                (Unaudited)       2001            2000           1999           1998            1997
                                              ------         ------          ------         ------          ------         ------

Net Asset Value, Beginning of Period          $20.70         $26.39          $25.59         $22.19         $18.85          $14.60
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                       0.01           0.02            0.02           0.02           0.06            0.07

   Net Realized and Unrealized Gain (Loss)     (4.92)         (2.37)           1.08           5.55           3.87            4.52
                                              ------         ------          ------         ------          ------         ------

  Total from Investment Operations             (4.91)         (2.35)           1.10           5.57           3.93            4.59
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income      --           (0.02)          (0.02)         (0.02)         (0.06)          (0.07)

   Distributions from Net Realized Gains         --           (3.32)          (0.28)         (2.15)         (0.53)          (0.27)
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                            --           (3.34)          (0.30)         (2.17)         (0.59)          (0.34)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $15.79         $20.70          $26.39         $25.59         $22.19          $18.85
====================================================================================================================================

Total Return**                                (23.70%)        (9.11%)          4.28%         25.19%         20.90%          31.57%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $679,326        $871,111       $924,899       $839,134        $630,373       $456,194

Ratio of Expenses to Average Net Assets***      0.80%+         0.80%           0.80%          0.80%          0.80%           0.82%

Ratio of Net Investment Income to Average
  Net Assets                                    0.09%+         0.10%           0.08%          0.10%          0.31%           0.70%

Portfolio Turnover Rate                        17.39%         27.59%          26.77%         38.38%         18.67%          17.06%

====================================================================================================================================

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31,


(For a share outstanding throughout the period)   2002
                                               (Unaudited)          2001             2000              1999(1)
                                                 ------            ------           ------            ------

Net Asset Value, Beginning of Period             $13.94            $13.77           $11.15            $10.00
                                                 ------            ------           ------            ------

  Income from Investment Operations

   Net Investment Income*                          0.03              0.05             0.03              0.03

   Net Realized and Unrealized Gain (Loss)        (0.48)             1.39             2.62              1.34
                                                 ------            ------           ------            ------

  Total from Investment Operations                (0.45)             1.44             2.65              1.37
                                           -------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --              (0.11)           (0.02)            (0.02)

   Distributions from Net Realized Gains            --              (1.16)           (0.01)            (0.20)
                                                 ------            ------           ------            ------

  Total Distributions                               --              (1.27)           (0.03)            (0.22)
                                           -------------------------------------------------------------------

Net Asset Value, End of Period                   $13.49            $13.94           $13.77            $11.15
=================================================================================================================

Total Return**                                    (3.23%)           11.16%           23.85%            13.68%
=================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $120,615          $105,414           $64,737          $26,479

Ratio of Expenses to Average Net Assets            1.01%+            1.01%            1.01%             1.00%+

Ratio of Net Investment Income to Average
  Net Assets                                       0.40%+            0.40%            0.24%             0.39%+

Portfolio Turnover Rate                           16.53%            41.94%           51.27%            35.55%

=================================================================================================================


   1 Commenced operations May 1, 1999.

    *Based on average shares outstanding during period.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

  + Annualized.

See accompanying notes to financial statements.

                    Notes to Financial Statements (Unaudited)

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Only six of the ten investment portfolios are represented in this report. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 5); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 2002, no Class C Shares have been issued.


(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

     (a) Portfolio Valuation

         Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values;
         2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; 7) short-term investments having maturities of 60 days or less will be valued at the amortized cost. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

     (b) Security Transactions and Investment Income

         Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     (c) Expenses

         Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses of the funds are prorated to the funds on the basis of relative net assets.

     (d) Repurchase Agreements

         Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, the funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     (e) Foreign Currency Transactions

         The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

         The Mid-Cap Stock Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

         The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     (f) Futures Contracts

         The funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     (g) Reclassification Adjustments

         Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all funds.

     (h) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit, and distribution fees (note 5), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares. Dividends from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, and Mid-Cap Stock Fund, are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

         The funds use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

         Other Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Investment income is recorded on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes (See "Change in Accounting Principles" note 3).

     (i) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is recorded.

     Distributions to Shareholders

     The tax character of distributions paid during the year ended December 31, 2001 was as follows:

                                         Ordinary Income          Long-Term Capital Gains          Return of Capital

     Money Market                          $4,638,564                            --                          --
     Bond                                  19,943,110                            --                   7,540,000
     Balanced                              23,960,874                    23,823,724                          --
     Growth and Income Stock               14,137,115                    24.670,082                     181,095
     Capital Appreciation Stock            16,388,725                   107,644,624                          --
     Mid-Cap Stock                          4,720,181                     2,836,534                          --

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                     Ordinary Income     Long-Term Capital Gains

     Money Market                   $       --                       --
     Bond                                   --                       --
     Balanced                               --                   11,099
     Growth and Income Stock                --                       --
     Capital Appreciation Stock         51,228                  220,041
     Mid-Cap Stock                     953,941                  990,383


     At December 31, 2001 the Bond Fund had capital loss carryovers of $241,434 and $7,577,224 expiring in 2007 and 2008, respectively. The carryovers will expire as stated above unless they are offset by subsequent capital gains. To the extent the fund realizes future capital gains, taxable distributions will be reduced by any unused capital loss carryover.



(3)  Change in Accounting Principles

     As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Prior to the adoption of the provisions of the Guide, the Bond Fund and the Balanced Fund used the straight line method to amortize discount and premium. During the period, the Bond Fund and the Balanced Fund began amortization of discount and premium using the effective interest method as required by the Guide.

     The effect of this change for the six months ended June 30, 2002 has been determined not to be material with respect to these financial statements. As such, the impacts of the adjustments for the current year have not been reflected.


(4)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended June 30, 2002, were as follows:

                                             U.S. Government Securities                     Other Investment Securities
                                            Purchases            Sales                     Purchases             Sales

     Bond                                $104,150,277         $101,516,604               $147,727,499        $113,563,482
     Balanced                              73,131,379           85,870,888                170,337,104         128,205,455
     Growth and Income Stock                       --                   --                123,889,040          90,127,650
     Capital Appreciation Stock                    --                   --                160,749,197         151,741,654
     Mid-Cap Stock                                 --                   --                 40,785,364          21,242,613

(5)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%


     Under this unified fee structure, the Investment Advisor is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Advisor has entered into subadvisor agreement for the management of the investments in the Mid-Cap Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for the Mid-Cap Stock Fund is Wellington Management Company, LLP.

     In addition to the unified investment advisory fee and subadvisor agreements, each fund also pays certain expenses including trustees' fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended June 30, 2002, the Fund made no direct payments to its officers and paid trustees' fees of approximately $5,596 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.


(6)  Share Activity

     Transactions in Class Z Shares of each fund for the year ended December 31, 2001 and the six months ended June 30, 2002, were as follows:

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced       Income Stock      Appreciation          Stock
                                    Fund             Fund              Fund             Fund              Fund              Fund
                                    ----             ----              ----             ----              ----              ----

     Shares outstanding at
          December 31, 2000        93,359,395      29,512,141       32,684,108        34,916,419       35,042,900        4,701,104
                                   ----------       ---------        ---------         ---------        ---------        ---------

     Shares sold                   98,602,702       6,816,357        2,742,849         1,360,244        2,197,769        2,429,248
     Reinvestment dividend shares   4,638,564       2,653,296        2,556,555         1,337,682        5,693,982          567,792
     Shares repurchased           (22,340,019)     (1,240,998)      (1,100,123)       (1,705,299)        (849,258)        (136,743)
                                   ----------       ---------        ---------         ---------        ---------        ---------
     Shares outstanding at
          December 31, 2001       174,260,642      37,740,796       36,883,389        35,909,046       42,085,393        7,561,401
                                   ----------       ---------        ---------         ---------        ---------        ---------

     Shares sold                   57,927,857       4,032,568        1,807,203           814,631        1,351,581        1,573,825
     Reinvestment dividend shares   1,376,953              --               --                --               --               --
     Shares repurchased           (40,135,894)       (942,947)        (432,750)         (706,680)        (423,376)        (194,334)
                                   ----------       ---------        ---------         ---------        ---------        ---------
     Shares outstanding at
          June 30, 2002           193,429,558      40,830,417       38,257,842        36,016,997       43,013,598        8,940,892
                                   ==========       =========        =========         =========        =========        =========

  (7) Foreign Securities

      Each fund may invest in foreign securities. No fund will concentrate its investments in a particular foreign country.

      Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.



  (8) Securities Lending

      The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At June 30, 2002, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of the collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral are included in the Statements of Operations, net of rebates and fees. The value of securities on loan at June 30, 2002 is as follows:

                                   Value of Securities on Loan
      Bond                                $30,716,069
      Balanced                             27,271,950
      Growth and Income Stock               5,302,473
      Capital Appreciation Stock            8,113,127
      Mid-Cap Stock                        23,567,156

      The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.


  (9) Capital Shares and Affiliated Ownership

      All capital shares outstanding at June 30, 2002 are owned by separate investment accounts of CUNA Mutual Life.

Trustees and Officers

                                                                                                         Number of
                                                                                                        Portfolios
                                    Position(s)                                                          Overseen       Other
       Name, Address and           Held with the    Length of          Principal Occupation During        in Fund      Outside
         Year of Birth                  Fund       Service(1)                Past Five Years              Complex   Directorships(5)
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Michael S. Daubs(2)(3)             Trustee and     1984 -      CUNA Mutual Insurance Society                19
5910 Mineral Point Road            President       Present     Chief Officer - Investments,
Madison, WI 53705                                              1990 - Present
Year of Birth: 1943                                            MEMBERS Capital Advisors, Inc.
                                                               President,
                                                               1982 - Present

                                                               CUNA Mutual Life Insurance Company
                                                               Chief Officer - Investments,
                                                               1973 - Present
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Lawrence R. Halverson(2)(4)        Trustee and     1988 -      MEMBERS Capital Advisors, Inc.               19
5910 Mineral Point Road            Vice President  Present     Senior Vice President - Equities
Madison, WI 53705                                              1996 - Present
Year of Birth: 1945
                                                               CUNA Brokerage Services, Inc.
                                                               President,
                                                               1996 - 1998
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Mary E. Hoffmann(2)                Treasurer       1999 -      MEMBERS Capital Advisors, Inc.               19
5910 Mineral Point Road                            Present     Assistant Vice President - Product
Madison, WI  53705                                             Operations and Finance,
Year of Birth: 1970                                            2001 - Present
                                                               Product Operations and Finance Manager,
                                                               1998 - 2001

                                                               CUNA Mutual Insurance Society
                                                               Investment Accounting Supervisor,
                                                               1996 - 1998
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Thomas J. Merfeld(2)               Secretary       1999 -      MEMBERS Capital Advisors, Inc.               10
5910 Mineral Point Road                            Present     Senior Vice President - Quantitative
Madison, WI  53705                                             Strategies, 1994 - Present
Year of Birth: 1957
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Dan Owens(2)                       Assistant       2001 -      MEMBERS Capital Advisors, Inc.               19
5910 Mineral Point Road            Treasurer       Present     Senior Manager - Portfolio Operations,
Madison, WI 53705                                              2001 - Present
Year of Birth: 1966                                            Investment Operations Manager,
                                                               1999 - 2001

                                                               AmerUS Capital Management
                                                               Manager, Investment Accounting -
                                                               Reporting, 1998 - 1999

                                                               AmerUs Life Holdings, Inc.
                                                               Senior Investment Accountant,
                                                               1994 - 1998
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Gwendolyn M. Boeke                 Trustee         1988 -      Evangelical Lutheran Church in America       19
2000 Heritage Way                                  Present     (Chicago, Illinois)
Waverly, IA 50677                                              Regional Director, ELCA Foundation,
Year of Birth: 1934                                            1990 - Present
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Alfred L. Disrud                   Trustee         1987 -      Planned Giving Services                      19
2000 Heritage Way                                  Present     (Waverly, Iowa)
Waverly, IA 50677                                              Owner, 1986 - Present
Year of Birth: 1921
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Thomas C. Watt                     Trustee         1986 -      Vision Development Services, Inc.            19      Wells   Fargo
2000 Heritage Way                                  Present     Consultant,                                          Bank,
Waverly, IA 50677                                              1997 - Present                                       Community
Year of Birth: 1936                                                                                                 Director,
                                                               MidAmerica Energy Company                            1985 -
                                                               (Waterloo, Iowa)                                     Present
                                                               Manager, Business Initiatives,
                                                               1987 - 1999
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------

(1)  The board of trustees and officers of the Fund do not currently have term limitations.
(2)  "Interested person" as defined in the 1940 Act.
(3)  Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(4)  Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(5)  Include only directorships with companies that:
     (a)  have a class of securities registered with the SEC under the
          Securities Exchange Act, section 12; or
     (b)  are subject to the requirements of section 15(d) of the Securities
          Exchange Act; or
     (c)  are registered as an investment adviser.